UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-PX

ANNUAL REPORT OF PROXY VOTING RECORD OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number 333-133392

Cheswold Lane Funds
100 Front Street, Suite 960
West Conshohocken, PA 19428

 (Address of principal executive offices)

Eric F. Scharpf
Cheswold Lane Asset Management
100 Front Street, Suite 960
West Conshohocken, PA 19428

(Name and address of agent for service)

Registrant's telephone number, including area code: (610) 940-5330

Date of fiscal year end: December 31

Date of reporting period: July 1, 2009 through June 30, 2010

Item 1. Proxy Voting Record

Meeting Date Range: 1-Jul-2009 To 30-Jun-2010

Selected Accounts

IRISH LIFE & PERMANENT PLC
Security:	G4945H105			Meeting Type:		Extraordinary General Meeting
Ticker:				Meeting Date:		17-Dec-2009
ISIN	IE0004678656			Vote Deadline Date:		09-Dec-2009
Agenda	702162950	Management		Total Ballot Shares:		45700
Last Vote Date:	07-Dec-2009
Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	Approve the Scheme of Arrangement		For	31500	0	0	0
2	Approve to cancel the existing shares		For	31500	0	0	0
3	Authorize the Directors to allot securities and the application of reserves		For	31500	0	0	0
4	Amend the Articles of Association to include a provision connected with the Scheme of Arrangement		For	31500	0	0	0
5	Approve, subject to the Scheme of Arrangement becoming effective, the existing shares be delisted from the Irish and UK Official Lists		For	31500	0	0	0
6	Approve, subject to the Scheme of Arrangement becoming effective, the creation of distributable reserves in new ILP		For	31500	0	0	0
7	Approve the various matters described in relation to the Employee Share Schemes		For	31500	0	0	0
8	Approve the various matters described in relation to the Replacement Employee Share Schemes		For	31500	0	0	0

IRISH LIFE & PERMANENT PLC
Security:	G4945H105	Meeting Type:	Court Meeting
Ticker:	Meeting Date:	17-Dec-2009
ISIN	IE0004678656	Vote Deadline Date:	09-Dec-2009
Agenda	702162948	Management	Total Ballot Shares:	45700
Last Vote Date:	07-Dec-2009
Item	Proposal	Recommendation	For	Against	Abstain	Take No Action
1	Approve the Scheme of Arrangement and authorize the Directors to take all such actions as they may consider necessary for carrying the Scheme of Arrangement into effect	For	31500	0	0	0

ALLIED IRISH BANKS PLC
Security:	G02072117	Meeting Type:	Extraordinary General Meeting
Ticker:	Meeting Date:	23-Dec-2009
ISIN	IE0000197834	Vote Deadline Date:	15-Dec-2009
Agenda	702169055	Management	Total Ballot Shares:	231800
Last Vote Date:	18-Dec-2009
Item	Proposal	Recommendation	For	Against	Abstain	Take No Action
1
Approve the proposed participation by the Company and its subsidiaries, as defined in the National Asset Management Agency Act 2009, in the bank asset acquisition scheme established by the National Asset Management Agency Act 2009 [and regulations made and to be made thereunder] [together, the "NAMA Legislation"] on the terms contained in the NAMA Legislation [the "NAMA Participation"], being a related party transaction and a Class 1 transaction for the purposes of the Listing Rules of the Irish Stock Exchange and of the UK Listing Authority; [a] be and it is hereby approved; and [b] Authorize the Directors of the Company to take all such steps, execute all such documents and do all such things that they consider necessary, expedient, appropriate or desirable to effect or implement, or in connection with, the NAMA Participation upon such terms and in such manner as they determine to be necessary, expedient or desirable, including, without prejudice to the generality of the foregoing; [i] to make an application in accordance with the NAMA Legislation on behalf of the Company and all of its subsidiaries [the "Group"] to the Minister for Finance [the "Minister"] to be designated as a participating institution under the NAMA Legislation and to request the exclusion of any subsidiaries of the Company as designated participating institutions under the NAMA Legislation; [ii] to procure that the Group complies with any direction, request, guideline or instruction given to it by the Minister, the National Asset Management Agency ["NAMA"] or a NAMA group entity [as defined in the NAMA Legislation] in accordance with the NAMA Legislation; [iii] to procure that the Group complies with such terms and conditions in relation to the acquisition by NAMA of any assets of the Group as the Minister or NAMA may specify, including the giving by the Group of such representations, warranties and assurances as are requested by the Minister or NAMA; [iv] in their absolute discretion, to object to the
For	160800	0	0	0

proposed acquisition of any asset of the Group by NAMA and to dispute the valuation placed by NAMA on any asset of the Group, as they think fit; [v] to procure that the Group performs such services in connection with a bank asset that NAMA or a NAMA group entity [as defined in the NAMA Legislation] has acquired or intends to acquire [whether from the Group or otherwise] as it is directed or requested to perform by NAMA or a NAMA group entity; [vi] to indemnify NAMA and any other person required by the NAMA Legislation against any loss or liability arising from, or in respect of, any matter or thing; [vii] to make such disclosures, or give such confirmations, in respect of information or records of the Group and its assets and liabilities as it may be required or permitted to disclose or give pursuant to the NAMA Legislation; [viii] to procure that the Group complies with every direction given by the Irish Financial Services Regulatory Authority under Part 12 [Conduct of Participating Institutions] of the NAMA Act 2009; and [ix] to procure that the Group complies with every obligation to which it, the Company or any of its subsidiaries becomes subject by virtue of the Company being a participating institution under the NAMA Legislation

2	Approve, in accordance with the Shareholders' Rights [Directive 2007/36/EC] Regulations 2009, a general meeting of the Company, other than an AGM or a general meeting for the passing of a special resolution, may be called on 14 days' notice	For	160800	0	0	0

BANK OF IRELAND (THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND)
Security:	G49374146			Meeting Type:		Extraordinary General Meeting
Ticker:				Meeting Date:		12-Jan-2010
ISIN	IE0030606259			Vote Deadline Date:		04-Jan-2010
Agenda	702183029	Management		Total Ballot Shares:		103250
Last Vote Date:	07-Jan-2010
Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	Authorize the Bank, to apply to become a participating institution in NAMA and authorize the Directors to carry out all actions arising from such participation		For	68000	0	0	0
2	Amend the Bye-Laws to permit the approval of matters by ordinary resolution, unless a Special Resolution is required by the Bye-Laws or the Companies Acts 1963-2009		For	68000	0	0	0
3	Amend the Bye-Laws to provide for the calling of an Extraordinary General Court [for the passing of an ordinary resolution] on 14 days notice		For	68000	0	0	0
4	Grant authority for the calling of an Extraordinary General Court [for the passing of an Ordinary Resolution] on 14 days notice until the next AGM		For	68000	0	0	0

SIEMENS A G
Security:	D69671218			Meeting Type:		Annual General Meeting
Ticker:				Meeting Date:		26-Jan-2010
ISIN	DE0007236101			Vote Deadline Date:		11-Jan-2010
Agenda	702177709	Management		Total Ballot Shares:		11700
Last Vote Date:	07-Jan-2010
Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1
AS A CONDITION OF VOTING, GERMAN MARKET REGULATIONS REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE A CONTROLLING OR PERSONAL INTEREST IN THIS COMPANY. SHOULD EITHER BE THE CASE, PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY. IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL INTEREST, SUBMIT YOUR VOTE AS NORMAL. THANK YOU
			None		Non Voting
2
PLEASE NOTE THAT THESE SHARES MAY BE BLOCKED DEPENDING ON SOME SUBCUSTODIANS' PROCESSING IN THE MARKET. PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION FOR YOUR ACCOUNTS.
			None		Non Voting
3	Presentation of the report of the Supervisory Board, the Corporate Governance report, the compensation report as well as the compliance report for the 2008/2009 FY		None		Non Voting
4
Presentation of the financial statements and annual report for the 2008/2009 FY with the Group financial statements, the Group annual report, and the reports pursuant to Sections 289[4] and 315[4] of the German Commercial Code
			None		Non Voting
5	Resolution on the appropriation of the distribution profit of EUR 1,462,725,473.60 as follows: payment of a dividend of EUR 1.60 per no-par share; EUR 75,124,747.20 shall be carried forward; ex-dividend and payable date: 27 JAN 2010		For	7900	0	0	0
6	Ratification of the acts of the Board of Managing Directors: Peter Loescher		For	7900	0	0	0
7	Ratification of the acts of the Board of Managing Directors: Wolfgang Dehen		For	7900	0	0	0
8	Ratification of the acts of the Board of Managing Directors: Heinrich Hiesinger		For	7900	0	0	0
9	Ratification of the acts of the Board of Managing Directors: Joe Kaeser		For	7900	0	0	0
10	Ratification of the acts of the Board of Managing Directors: Barbara Kux [seit 17.11.2008]		For	7900	0	0	0
11	Ratification of the acts of the Board of Managing Directors: Jim Reid-Anderson [bis 30.11.2008]		For	7900	0	0	0
12	Ratification of the acts of the Board of Managing Directors: Hermann Requardt		For	7900	0	0	0
13	Ratification of the acts of the Board of Managing Directors: Siegfried Russwurm		For	7900	0	0	0
14	Ratification of the acts of the Board of Managing Directors: Peter Y. Solmssen		For	7900	0	0	0
15	Ratification of the acts of the Supervisory Board: Gerhard Cromme		For	7900	0	0	0
16	Ratification of the acts of the Supervisory Board: Berthold Huber		For	7900	0	0	0
17	Ratification of the acts of the Supervisory Board: Ralf Heckmann [bis 27.1.2009]		For	7900	0	0	0
18	Ratification of the acts of the Supervisory Board: Josef Ackermann		For	7900	0	0	0
19	Ratification of the acts of the Supervisory Board: Lothar Adler		For	7900	0	0	0
20	Ratification of the acts of the Supervisory Board: Jean-Louis Beffa		For	7900	0	0	0
21	Ratification of the acts of the Supervisory Board: Gerd von Brandenstein		For	7900	0	0	0
22	Ratification of the acts of the Supervisory Board: Michael Diekmann		For	7900	0	0	0
23	Ratification of the acts of the Supervisory Board: Hans Michael Gaul		For	7900	0	0	0
24	Ratification of the acts of the Supervisory Board: Peter Gruss		For	7900	0	0	0
25	Ratification of the acts of the Supervisory Board: Bettina Haller		For	7900	0	0	0
26	Ratification of the acts of the Supervisory Board: Hans- Juergen Hartung [seit 27.1.2009]		For	7900	0	0	0
27	Ratification of the acts of the Supervisory Board: Heinz Hawreliuk [bis 31.3.2009]		For	7900	0	0	0
28	Ratification of the acts of the Supervisory Board: Harald Kern		For	7900	0	0	0
29	Ratification of the acts of the Supervisory Board: Nicola Leibinger-Kammueller		For	7900	0	0	0
30	Ratification of the acts of the Supervisory Board: Werner Moenius		For	7900	0	0	0
31	Ratification of the acts of the Supervisory Board: Hakan Samuelsson		For	7900	0	0	0
32	Ratification of the acts of the Supervisory Board: Dieter Scheitor		For	7900	0	0	0
33	Ratification of the acts of the Supervisory Board: Rainer Sieg		For	7900	0	0	0
34	Ratification of the acts of the Supervisory Board: Birgit Steinborn		For	7900	0	0	0
35	Ratification of the acts of the Supervisory Board: Lord Iain Vallance of Tummel		For	7900	0	0	0
36	Ratification of the acts of the Supervisory Board: Sibylle Wankel [seit 1. 4. 2009]		For	7900	0	0	0
37	Approval of the remuneration system for the Members of the Board of Managing Directors		For	7900	0	0	0
38	Appointment of Auditors for the 2009/2010 FY: Ernst & Young A G, Stuttgart		For	7900	0	0	0
39
Authorization to acquire own shares: the Company shall be authorized to acquire own shares of up to 10% of its share capital, at prices neither more than 10% above, nor more than 20% below, the market price of the shares, from 01 MAR 2010 to 25 JUL 2011, the Board of Managing Directors shall be authorized to retire the shares, to use the shares within the scope of the Company's Stock Option Plans, to issue the shares to Employees and Executives of the Company and its affiliates, to use the shares for mergers and acquisitions, to sell the shares at a price not materially below their market price, and to use the shares for satisfying conversion or option rights
			For	7900	0	0	0
40	Authorization to use derivatives for the acquisition of own shares supplementary to item 8, the Company shall be authorized to use call and put options for the purpose of acquiring own shares		For	7900	0	0	0
41	Resolution on the authorization to issue convertible or warrant bonds, the creation of new contingent capital, and the corresponding amendments to the Articles of Association: the Board of Managing Directors shall be authorized to issue bonds of up to EUR 15,000,000,000, conferring convertible or option rights for shares of the Company, on or before 25 JAN 2015, shareholders shall be		For	7900	0	0	0

granted subscription rights, except for the issue of bonds conferring convertible and/or option rights for shares of the Company of up to 10% of the share capital at a price not materially below their theoretical market value, for residual amounts, for the granting of subscription rights to holders of previously issued convertible or option rights, and for the issue of bonds against payment in kind, especially in connection with mergers and acquisitions, the Company's share capital shall be increased accordingly by up to EUR 600,000,000 through the issue of up to 200,000,000 new registered no-par shares, insofar as convertible or option rights are exercised, the authorization given by the shareholders' meeting of 27 JAN 2009, to issue convertible or warrant bonds and the corresponding authorization to create a contingent capital 2009 shall be revoked

42
Amendments to the Articles of Association: a] Section 18[3], in respect of shareholders whose combined shares amount to at least one twentieth of the share capital being entitled to request in writing the convening of a shareholders' meeting stating the purpose and the reasons for the meeting; b] Section 19[5], in respect of the Board of Managing Directors being authorized to allow shareholders to participate in a shareholders' meeting by way of electronic means of communication; c] Section 19[6], in respect of the Board of Managing Directors being authorized to provide for the shareholders to exercise their right to vote, without participating at the meeting, in writing or by way of electronic means of communication; d] Section 21[6] - deletion Section 19[7], in respect of the chairman of the shareholders' meeting being authorized to permit the audiovisual transmission of the shareholders' meeting; e] Section 19[3]3, in respect of the Company also being authorized to announce shorter periods measured in days in the notice of shareholders' meeting; f] Section 20, in respect of proxy-voting instructions being issued/withdrawn in writing; g] Section 21, in respect of the chairman of the shareholders' meeting determining the order of agenda items and the sequence of voting; h] Section 24[3], in respect of the documents being made available electronically on the Company's website instead of physically
			For	7900	0	0	0
43	Approval of the settlement agreements with former Board members: the settlement agreement between the Company and Dr. Karl-Hermann Baumann in which the latter agrees to pay a compensation of EUR 1,000,000 to the Company shall be approved		For	7900	0	0	0
44	Approval of the settlement agreements with former Board members: the settlement agreement between the Company and Prof. Johannes Feldmayer in which the latter agrees to pay a compensation of approximately EUR 3,000,000 to the Company shall be approved		For	7900	0	0	0
45	Approval of the settlement agreements with former Board members: the settlement agreement between the Company and Dr. Klaus Kleinfeld in which the latter agrees to pay a compensation of EUR 2,000,000 to the Company shall be approved		For	7900	0	0	0
46	Approval of the settlement agreements with former Board members: the settlement agreement between the Company and Prof. Dr. Edward G. Krubasik in which the latter agrees to pay a compensation of EUR 500,000 to the Company shall be approved		For	7900	0	0	0
47	Approval of the settlement agreements with former Board members: the settlement agreement between the Company and Rudi Lamprecht in which the latter agrees to pay a compensation of EUR 500,000 to the Company shall be approved		For	7900	0	0	0
48	Approval of the settlement agreements with former Board members: the settlement agreement between the Company and Prof. Dr. Heinrich V. Pierer in which the latter agrees to pay a compensation of EUR 5,000,000 to the Company shall be approved		For	7900	0	0	0
49	Approval of the settlement agreements with former Board members: the settlement agreement between the Company and Dr. Juergen Radomski in which the latter agrees to pay a compensation of EUR 3,000,000 to the Company shall be approved		For	7900	0	0	0
50	Approval of the settlement agreements with former Board members: the settlement agreement between the Company and Dr. Uriel Sharef in which the latter agrees to pay a compensation of EUR 4,000,000 to the Company shall be approved		For	7900	0	0	0
51	Approval of the settlement agreements with former Board members: the settlement agreement between the Company and Prof. Dr. Klaus Wucherer in which the latter agrees to pay a compensation of EUR 500,000 to the Company shall be approved		For	7900	0	0	0
52	Approval of the settlement agreement with D&O insurance carriers the settlement agreement between the Company and the D&O insurance carriers Allianz global Corporate & Speciality AG, Zurich Versicherung AG [Deutschland], Ace European Group Limited, Liberty Mutual Insurance Europe Limited, and Swiss Re International Se, in which the insurance carriers agree to pay up to EUR 100,000,000 to the Company for the settlement of claims of the Company in connection with the acts of corruption shall be approved		For	7900	0	0	0
53
PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDER PROPOSAL: Adjustment of the remuneration for the Supervisory Board and the corresponding amendment to the Articles of Association; each member of the Supervisory Board shall receive a fixed annual remuneration of EUR 50,000, the chairman of the Supervisory Board shall receive 4 times, and every deputy chairman, twice this amount, in addition, every member of the audit committee and the chairman committee shall receive one-half of the abovementioned amount [the committee chairmen shall receive the full amount], furthermore, each member of the compliance committee and the finance and investment committee shall receive an additional remuneration of one-fourth of the abovementioned amount [the committee chairmen shall receive one-half of the amount], the members of the Supervisory Board shall also receive an attendance fee of EUR 1,000 per Supervisory Board meeting or committee meeting, the fixed annual remuneration shall be adjusted annually on the basis of the average development of wages and salaries within the Company, furthermore, the Company shall take out D&O insurance policies for the members of the Supervisory Board, the premium for this insurance policy shall be paid by the Company, the policy shall provide for a deductible of 10% of damages up to a maximum of one-and-a-half times the fixed annual remuneration for the Supervisory Board, the Board of Managing Directors and the Supervisory Board recommend to reject this motion
			Against	0	7900	0	0
54	PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDER PROPOSAL: Amendment to Section 2 of the Articles of Association, as follows: when making decisions, the Company shall take the interests of all stakeholders into consideration: Shareholders, Employees, Customers, and Suppliers, the Company shall be fully aware of its social responsibility and commit itself to a sustainable corporate policy, the interests of shareholders and employees shall be treated equally, the Board of Managing Directors and the Supervisory Board recommend to reject this motion		Against	0	7900	0	0

FRASER & NEAVE LTD
Security:	Y2642C155			Meeting Type:		Annual General Meeting
Ticker:				Meeting Date:		28-Jan-2010
ISIN	SG1T58930911			Vote Deadline Date:		21-Jan-2010
Agenda	702189057	Management		Total Ballot Shares:		156000
Last Vote Date:	07-Jan-2010
Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	Receive and adopt the report of the Directors and audited financial statements for the YE 30 SEP 2009		For	107000	0	0	0
2	Approve a final tax-exempt dividend of 10.5 cents per share in respect of the YE 30 SEP 2009		For	107000	0	0	0
3	Re-appoint Mr. Timothy Chia Chee Ming as a Director of the Company, who retires by rotation		For	107000	0	0	0
4	Re-appoint Mr. Simon Israel as a Director of the Company, who retires by rotation		For	107000	0	0	0
5	Re-appoint Mr. Nicky Tan Ng Kuang as a Director of the Company, who retires by rotation		For	107000	0	0	0
6	Approve the Directors' fees of SGD 2,555,000 payable by the Company for the YE 30 SEP 2010		For	107000	0	0	0
7	Re-appoint the Auditors for the ensuing year and authorize the Directors to fix their remuneration		For	107000	0	0	0
8
Authorize the Directors of the Company to: (a) (i) issue shares in the capital of the Company ('shares') whether by way of rights or bonus; and/or (ii) make or grant offers, agreements or options (collectively, 'Instruments') that might or would require shares to be issued, including but not limited to the creation and issue of (as well as adjustments to) warrants, debentures or other instruments convertible into shares, on a pro rata basis to shareholders of the Company at any time and upon such terms and conditions and for such purposes as the Directors may in their absolute discretion deem fit; and (b) (notwithstanding the authority conferred by this Resolution may have ceased to be in force) issue shares in pursuance of any Instrument made or granted by the Directors while this Resolution was in force, provided that: CONTD..
			For	107000	0	0	0
9
..CONTD (1) the aggregate number of shares to be issued pursuant to this Resolution (including shares to be issued in pursuance of Instruments made or granted pursuant to this Resolution) does not exceed 50% of the total number of issued shares in the capital of the Company, excluding treasury shares (as calculated in accordance with sub- paragraph (2) below); (2) (subject to such manner of calculation as may be prescribed by the Singapore Exchange Securities Trading Limited ('SGX-ST')) for the purpose of determining the aggregate number of shares that may be issued under sub-paragraph (1) above, the total number of issued shares, excluding treasury shares, shall be based on the total number of issued shares in the capital of the Company, excluding treasury shares, at the time this Resolution is passed, after adjusting for: CONTD..
			None		Non Voting
10
..CONTD (i) new shares arising from the conversion or exercise of any convertible securities or share options or vesting of share awards which are outstanding or subsisting at the time this Resolution is passed; and (ii) any subsequent bonus issue, consolidation or subdivision of shares; (3) in exercising the authority conferred by this Resolution, the Company shall comply with the provisions of the Listing Manual of the SGX-ST for the time being in force (unless such compliance has been waived by the SGXST) and the Articles of Association for the time being of the Company; and Authority conferred by this Resolution shall continue in force until the conclusion of the next AGM of the Company or the date by which the next AGM of the Company is required by Law to be held, whichever is the earlier
			None		Non Voting
11	Authorize the Director of the Company to allot and issue from time to time such number of ordinary shares in the capital of the Company as may be required to be issued pursuant to the exercise of options under the Fraser and Neave, Limited Executives' Share Option Scheme 1999 (the '1999 Scheme'), provided that the aggregate number of ordinary shares to be issued pursuant to the 1999 Scheme shall not exceed 15% of the total number of issued ordinary shares in the capital of the Company, excluding treasury shares, from time to time		For	107000	0	0	0
12
Authorize the Directors of the Company to: (a) grant awards in accordance with the provisions of the F&N Restricted Share Plan (the 'Restricted Share Plan') and/or the F&N Performance Share Plan (the 'Performance Share Plan'); and (b) allot and issue such number of ordinary shares in the capital of the Company as may be required to be delivered pursuant to the vesting of awards under the Restricted Share Plan and/or the Performance Share Plan, provided that the aggregate number of new ordinary shares allotted and issued and/or to be allotted and issued, when aggregated with existing ordinary shares in the capital of the Company CONTD..
			For	107000	0	0	0
13
..CONTD (including shares held in treasury) delivered and/or to be delivered, pursuant to the Restricted Share Plan and the Performance Share Plan, shall not exceed 10% of the total number of issued ordinary shares in the capital of the Company, excluding treasury shares, from time to time
			None		Non Voting
14	Authorize the Directors of the Company to allot and issue from time to time such number of ordinary shares in the capital of the Company as may be required to be allotted and issued pursuant to the Fraser and Neave, Limited Scrip Dividend Scheme		For	107000	0	0	0
15
Authorize the Directors of the Company, for the purposes of Sections 76C and 76E of the Companies Act, Chapter 50 of Singapore (the 'Companies Act'), to purchase or otherwise acquire issued ordinary shares in the capital of the Company (the 'Shares') not exceeding in aggregate the Maximum Percentage (as specified), at such price or prices as may be determined by the Directors from time to time up to the Maximum Price (as specified), whether by way of: (i) market purchase(s) on the SGX-ST transacted through the SGX-ST trading system and/or any other securities exchange on which the Shares may for the time being be listed and quoted ('Other Exchange'); CONTD..
			For	107000	0	0	0
16
..CONTD and/or (ii) off-market purchase(s) (if effected otherwise than on the SGX-ST or, as the case may be, Other Exchange) in accordance with any equal access scheme(s) as may be determined or formulated by the Directors as they consider fit, which scheme(s) shall satisfy all the conditions prescribed by the Companies Act, and otherwise in accordance with all other laws and regulations and rules of the SGX-ST or, as the case may be, Other Exchange as may for the time being be applicable, be authorized and approved generally and unconditionally (the 'Share Purchase Mandate'); CONTD..
			None		Non Voting
17
..CONTD Authority expires earlier of the date on which the next AGM of the Company is held; and the date by which the next AGM of the Company is required by Law to be held ; authorize the Directors of the Company and/or any of them to complete and do all such acts and things (including executing such documents as may be required) as they and/or he may consider expedient or necessary to give effect to the transactions contemplated and/or authorized by this Resolution
			None		Non Voting
18	To transact any other business which may properly be brought forward		None		Non Voting

NKT HLDG AS
Security:	K7037A107			Meeting Type:		Annual General Meeting
Ticker:				Meeting Date:		25-Mar-2010
ISIN	DK0010287663			Vote Deadline Date:		17-Mar-2010
Agenda	702287930	Management		Total Ballot Shares:		2600
Last Vote Date:	16-Mar-2010
Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1
IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED. IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
			None		Non Voting
2
PLEASE NOTE THAT IF THE CHAIRMAN OF THE BOARD OR A BOARD MEMBER IS APPOINTED AS PROXY, WHICH IS OFTEN THE CASE, CLIENTS CAN ONLY EXPECT THEM TO ACCEPT PRO-MANAGEMENT VOTES. THE ONLY WAY TO GUARANTEE THAT ABSTAIN AND/OR AGAINST VOTES ARE REPRESENTED AT THE MEETING IS TO SEND YOUR OWN REPRESENTATIVE. THE SUB CUSTODIAN BANKS OFFER REPRESENTATION SERVICES FOR AN ADDED FEE IF REQUESTED. THANK YOU
			None		Non Voting
3	Receive the report by the Board of Directors on the Company's activities in 2009		None		Non Voting
4	Presentation of the annual report		None		Non Voting
5	Adopt the annual report		For	1600	0	0	0
6	Approve that a dividend of 3.5 DKK per share of 20 DKK nominal value, equal to a total dividend of 83,014,327 DKK, based on the registered share capital of the Company, be paid to the shareholders for the FY 2009		For	1600	0	0	0
7	Grant discharge to the Board of Management and Board of Directors from their liabilities		For	1600	0	0	0
8	Approve that the Board of Directors' remuneration for 2010 shall be equal to the remuneration paid in 2008, equal to 600,000 DKK to the Chairman, 450,000 DKK to the Deputy Chairman, and 300,000 DKK to each of the other Members		For	1600	0	0	0
9	Re-elect Christian Kjaer as a Member of the Board		For	1600	0	0	0
10	Re-elect Jan Trojborg as a Member of the Board		For	1600	0	0	0
11	Re-elect Krister Ahlstrom as a Member of the Board		For	1600	0	0	0
12	Re-elect Jens Maaloe as a Member of the Board		For	1600	0	0	0
13	Re-elect Jens Due Olsen as a Member of the Board		For	1600	0	0	0
14	Re-elect Lone Fonss Schroder as a Member of the Board		For	1600	0	0	0
15	Re-elect KPMG Statsautoriseret Revisionspartnerselskab CVR nr. 30 70 020 28 as the sole Auditor of the Company		For	1600	0	0	0
16	Approve the general update of the Company's Articles as a consequence of the changes in the Companies Act whereby a number of amendments to the wording of the Articles are made for the purpose of ensuring that the wording of the Articles is up-to-date and in accordance with the new, adopted but not yet fully effective Companies Act and that the Articles appear clear and readily available, the Articles 2; 3(4); 3(5); 5(3); 5(4); 5(5); 5(6); 5(7); 7(1); 7(2); 7(3); 7(4); 7(5); 9(1); 11(1); 11(3); 12(2)and 12(3) of the Articles of Association of the Company, as specified		For	1600	0	0	0
17	Approve to delete Article 3B(1) of the Articles of Association as the authorization to the Board of Directors is exhausted and has expired, for the sake of clarity in the Articles of Association the Article is deleted and a note is made in Article 3B(1) to the effect that the Article is deleted as the authorization is exhausted and has expired		For	1600	0	0	0
18	Approve to delete the Article 3B I of the Articles of Association and Appendix B as the authorization to the Board of Directors is exhausted and has expired, for the sake of clarity in the Articles of Association the Article is deleted and a note is made in Article 3B I to the effect that the Article is deleted as the authorization is exhausted and has expired		For	1600	0	0	0
19	Authorize the Board of Directors to decide to increase the share capital by a maximum amount of nominally DKK 300 m through 1 or more new share issues, the provisions of Article 3(A) of the Articles of Association will be replaced with the specified wording and the existing authorization shall no longer apply; Authority expires until 25 MAR 2015		For	1600	0	0	0
20
Amend the existing guidelines regarding the Company's use of incentive pay to the Board of Directors and the Board of Management of NKT Holding A/S are supplemented as: (i) the Board of Directors is authorized to compensate holders of options for any possible watering down as a consequence of changes in the Company's capital structure; (ii) in special cases the Board of Directors is authorized to grant to the particular Managing Director an extraordinary bonus of 100% of the regular salary in addition to the ordinary bonus, the total value of the yearly granted bonus will be stated in the annual report
			For	1600	0	0	0
21	Authorize the Chairman to carry out registration with the Danish Commerce and Companies Agency of the amendments to the Articles of Association which are carried at the general meeting, and to make the changes and additions to the approved amendments to the Articles of Association and other matter that the Danish Commerce and Companies Agency may require in order to register the decisions carried at the general meeting		For	1600	0	0	0
22	Any other proposals		None		Non Voting
23	PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO VOTE 'IN FAVOR' OR 'ABSTAIN' ONLY FOR RESOLUTION NUMBERS "7.A TO 7.F AND 8". THANK YOU.		None		Non Voting

CANON INC.
Security:	J05124144			Meeting Type:		Annual General Meeting
Ticker:				Meeting Date:		30-Mar-2010
ISIN	JP3242800005			Vote Deadline Date:		22-Mar-2010
Agenda	702271331	Management		Total Ballot Shares:		16400
Last Vote Date:	16-Mar-2010
Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	Approve Appropriation of Profits		For	11000	0	0	0
2	Appoint a Director		For	11000	0	0	0
3	Appoint a Director		For	11000	0	0	0
4	Appoint a Director		For	11000	0	0	0
5	Appoint a Director		For	11000	0	0	0
6	Appoint a Director		For	11000	0	0	0
7	Appoint a Director		For	11000	0	0	0
8	Appoint a Director		For	11000	0	0	0
9	Appoint a Director		For	11000	0	0	0
10	Appoint a Director		For	11000	0	0	0
11	Appoint a Director		For	11000	0	0	0
12	Appoint a Director		For	11000	0	0	0
13	Appoint a Director		For	11000	0	0	0
14	Appoint a Director		For	11000	0	0	0
15	Appoint a Director		For	11000	0	0	0
16	Appoint a Director		For	11000	0	0	0
17	Appoint a Director		For	11000	0	0	0
18	Appoint a Director		For	11000	0	0	0
19	Appoint a Corporate Auditor		For	11000	0	0	0
20	Appoint a Corporate Auditor		For	11000	0	0	0
21	Appoint a Corporate Auditor		For	11000	0	0	0
22	Approve Provision of Retirement Allowance for Directors		For	11000	0	0	0
23	Approve Retirement Allowance for Retiring Corporate Auditors, and Payment of Accrued Benefits associated with Abolition of Retirement Benefit System for Current Corporate Auditors		For	11000	0	0	0
24	Approve Payment of Bonuses to Directors		For	11000	0	0	0
25	Allow Board to Authorize Use of Stock Option Plans, Authorize Use of Stock Options, and Authorize Use of Compensation-based Stock Option Plan for Directors		For	11000	0	0	0

BP PLC, LONDON
Security:	G12793108			Meeting Type:		Annual General Meeting
Ticker:				Meeting Date:		15-Apr-2010
ISIN	GB0007980591			Vote Deadline Date:		09-Apr-2010
Agenda	702293539	Management		Total Ballot Shares:		93600
Last Vote Date:	29-Mar-2010
Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	To receive the report of the Directors and the accounts for the year ended 31 December 2009		For	60000	0	0	0
2	To approve the Directors remuneration report for the year ended 31 December 2009		For	60000	0	0	0
3	To elect Mr. P Anderson as a Director		For	60000	0	0	0
4	To elect Mr. A Burgmans as a Director		For	60000	0	0	0
5	To re-elect Mrs. C B Carroll as a Director		For	60000	0	0	0
6	To re-elect Sir William Castell as a Director		For	60000	0	0	0
7	To re-elect Mr. I C Conn as a Director		For	60000	0	0	0
8	To re-elect Mr. G David as a Director		For	60000	0	0	0
9	To re-elect Mr. I E L Davis as a Director		For	60000	0	0	0
10	To re-elect Mr. R Dudely as a Director		For	60000	0	0	0
11	To re-elect Mr. D J Flint as a Director		For	60000	0	0	0
12	To re-elect Dr B E Grote as a Director		For	60000	0	0	0
13	To re-elect Dr A B Hayward as a Director		For	60000	0	0	0
14	To re-elect Mr. A G Inglis as a Director		For	60000	0	0	0
15	To re-elect Dr D S Julius as a Director		For	60000	0	0	0
16	To re-elect C-H Svanberg as a Director		For	60000	0	0	0
17	To reappoint Ernst & young LLP as Auditors from the conclusion of this meeting until the conclusion of the next general meeting before which accounts are laid and to authorize the Directors to fix the Auditors remuneration		For	60000	0	0	0
18	To adopt as the new Articles of Association of the Company the draft Articles of Association set out in the document produced to the Meeting and, for the purposes of identification, signed by the chairman, so the new Articles of Association apply in substitution for and to the exclusion of the Company's existing Articles of Association		For	60000	0	0	0
19
To authorize the Company generally and unconditionally to make market purchases (as defined in Section 693(4) of the Companies Act 2006) of ordinary shares with nominal value of GBP 0.25 each in the Company, provided that: a) the Company does not purchase under this authority more than 1.9 billion ordinary shares; b) the Company does not pay less than GBP 0.25 for each share; and c) the Company does not pay more for each share than 5% over the average of the middle market price of the ordinary shares for the five business days immediately preceding the date on which the Company agrees to buy the shares concerned , based on share prices and currency exchange rates published in the daily Official List of the London Stock Exchange; this authority shall continue for the period ending on the date of the Annual General Meeting in 2011 or 15 July 2011, whichever is the earlier, provided that, if the Company has agreed before this date to purchase ordinary shares where these purchases will or may be executed after the authority terminates (either wholly or in part), the Company may complete such purchases
			For	60000	0	0	0
20	To renew, for the period ending on the date on the Annual General Meeting in 2011 or 15 July, whichever is the earlier, the authority and power conferred on the Directors by the Company's Articles of Association to allow relevant securities up to an aggregate nominal amount equal to the Section 551 amount (or, is resolution 18 is not passed, equal to the Section 80 amount) of GBP 3,143 million		For	60000	0	0	0
21	To renew, for the period ending on the date on the Annual General Meeting in 2011 or 15 July, whichever is the earlier, the authority and power conferred on the Directors by the company's Articles of Association to allow equity securities wholly for cash: a) in connection with a right issue; b) otherwise than in connection with rights issue up to an aggregate nominal amount equal to the Section 561 amount (or, is resolution 18 is not passed, equal to the Section 80 amount) of USD 236 million		For	60000	0	0	0
22	To authorize the calling of General Meetings of the Company (not being an Annual General Meeting) by notice of at least 14 clear days		For	60000	0	0	0
23	To approve the renewal of the BP Executive Directors Incentive Plan (the plan), a copy of which is produced to the Meeting initiated by the chairman for the purpose of identification, for a further five years, and to authorize the Directors to do all acts and things that they may consider necessary or expedient to carry the Plan into effect		For	60000	0	0	0
24	Subject to the passing of Resolution 18, to authorize the Directors in accordance with Article 142 of the new Articles of Association to offer the holders of ordinary shares of the Company, to the extent and in the manner determined by the Directors, the right to elect(in whole part), to receive new ordinary shares (credited as fully paid) instead of cash, in respect of any dividend as may be declared by the Directors from time to time provided that the authority conferred by this Resolution shall expire prior to the conclusion of the Annual General Meeting to be held in 2015		For	60000	0	0	0
25
PLEASE NOTE THAT THIS IS A SHAREHOLDER PROPOSAL: Group members requisitioned the circulation of the specified special resolution under the provision of Section 338 of the Companies Act 2006. the supporting statement, supplied by the requisitions together with the board response, is set out in Appendix 4 ;that in order to address our concerns for the long term success of the Company arising from the risks associated with the Sunrise SAGD Project, we as Shareholders of the Company direct that the Audit Committee or a risk Committee of the Board commissions and reviews a report setting out the assumptions made by the Company in deciding to proceed with the Sunrise Project regarding future carbon prices, oil price volatility, demand for oil, anticipated regulation of greenhouse gas emissions and legal and reputational risks arising from local environmental damage and impairment of traditional livelihoods. The findings of the report and review should be reported to investors in the Business Review section of the Company s Annual Report presented to the Annual General Meeting in 2011
			Against	0	60000	0	0
26	PLEASE BE ADVISED THAT PROPOSAL #S.25 IS A SHAREHOLDER PROPOSAL. THE MANAGEMENT RECOMMENDATION FOR THIS RESOLUTION IS AGAINST.	None	Non Voting
27
FOR ADDITIONAL INFORMATION ON THE BELOW PLEASE COPY AND PASTE THE LINK INTO YOUR INTERNET BROWSER: Resolution 1: Annual Report and Accounts http://www.bp.com/extendedsectiongenericarticle.do?categ oryId=9021605&contentId=7040949
		None	Non Voting
28
FOR ADDITIONAL INFORMATION ON THE BELOW PLEASE COPY AND PASTE THE LINK INTO YOUR INTERNET BROWSER: Resolution 2: Directors remuneration report and Resolution 23: Approval of the Executive Directors Incentive Plan http://www.bp.com/subsection.do?categoryId=9027659&co ntentId=7050551
		None	Non Voting
29
FOR ADDITIONAL INFORMATION ON THE BELOW PLEASE COPY AND PASTE THE LINK INTO YOUR INTERNET BROWSER: Resolution 18: New Articles
of Association http://www.bp.com/liveassets/bp_internet/globalbp/globalbp _uk_english/set_branch/set_investors/
STAGING/local_assets/downloads/pdf/IC_AGM_articles_of_association_track_cha nges.pdf
		None	Non Voting
30
FOR ADDITIONAL INFORMATION ON THE BELOW PLEASE COPY AND PASTE THE LINK INTO YOUR INTERNET BROWSER: Resolution 24: Scrip dividend http://www.bp.com/sectiongenericarticle.do?categoryId=903 2416&
contentId=7059476
		None	Non Voting
31	FOR ADDITIONAL INFORMATION ON THE BELOW PLEASE COPY AND PASTE THE LINK INTO YOUR INTERNET BROWSER: Resolution 25: Shareholder Resolution on oil sands http://www.bp.com/oilsands	None	Non Voting
32	FOR ADDITIONAL INFORMATION ON THE BELOW PLEASE COPY AND PASTE THE LINK INTO YOUR INTERNET BROWSER: BP AGM downloads http://www.bp.com/sectiongenericarticle.do?categoryId=903 2417&contentId=7059465	None	Non Voting

HENKEL AG & CO. KGAA, DUESSELDORF
Security:	D32051142			Meeting Type:		Annual General Meeting
Ticker:				Meeting Date:		19-Apr-2010
ISIN	DE0006048408			Vote Deadline Date:		05-Apr-2010
Agenda	702264994	Management		Total Ballot Shares:		33850
Last Vote Date:	16-Mar-2010
Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1
AS A CONDITION OF VOTING, GERMAN MARKET REGULATIONS REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE A CONTROLLING OR PERSONAL INTEREST IN THIS COMPANY. SHOULD EITHER BE THE CASE, PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY. IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL INTEREST, SUBMIT YOUR VOTE AS NORMAL. THANK YOU
			None		Non Voting
2
PLEASE NOTE THAT THE TRUE RECORD DATE FOR THIS MEETING IS 29 MAR 10 , WHEREAS THE MEETING HAS BEEN SETUP USING THE ACTUAL RECORD DATE - 1 BUSINESS DAY. THIS IS DONE TO ENSURE THAT ALL POSITIONS REPORTED ARE IN CONCURRENCE WITH THE GERMAN LAW. THANK YOU
			None		Non Voting
3	Presentation of the annual financial statements and the consolidated financial statements as endorsed by the Supervisory Board, and of the management reports of Henkel AG & Co. KGaA and of the Group, including the corporate governance/ corporate management and remuneration reports, the report of the Supervisory Board for fiscal 2009, and the resolution to approve the annual financial statements of Henkel AG & Co. KGaA for fiscal 2009		For	23350	0	0	0
4	Resolution for the appropriation of profit		For	23350	0	0	0
5	Resolution to approve and ratify the actions of the Personally Liable Partner		For	23350	0	0	0
6	Resolution to approve and ratify the actions of the Supervisory Board		For	23350	0	0	0
7	Resolution to approve and ratify the actions of the Shareholders Committee		For	23350	0	0	0
8	Resolution on the appointment of the Auditors of the annual financial statements and the consolidated financial statements for fiscal 2010 and the examiners for the financial review of interim reports		For	23350	0	0	0
9	Election of Dipl.-Kfm. Johann-Christoph Frey to the Supplementary Supervisory Board		For	23350	0	0	0
10	Election of Dr. rer. nat. Kaspar Freiherr von Braun to the Supplementary Supervisory Board		For	23350	0	0	0
11	Resolution to approve the compensation arrangements for Members of the Management Board		For	23350	0	0	0
12	Resolution to adopt the amendment of Articles 19(3), 20 (1) and (4), 21 (2) and (3) and Article 23 (3) of the Articles of Association in line with the requirements of the Act Implementing the Shareholders' Rights Directive (ARUG)		For	23350	0	0	0
13	Resolution to renew authorization to purchase, appropriate and utilize the Corporation's own shares [treasury stock] in accordance with Clause 71(1) No. 8 of the German Stock Corporation Act [AktG] and to exclude the pre-emptive rights of existing shareholders		For	23350	0	0	0
14	Resolution to cancel the existing authorized capital amount and to create a new authorized capital amount [Authorized Capital 2010] to be issued for cash with the option of excluding pre-emptive rights, with corresponding amendment of the Articles of Association		For	23350	0	0	0

CALTEX AUSTRALIA LTD
Security:	Q19884107			Meeting Type:		Annual General Meeting
Ticker:				Meeting Date:		22-Apr-2010
ISIN	AU000000CTX1			Vote Deadline Date:		14-Apr-2010
Agenda	702305144	Management		Total Ballot Shares:		21000
Last Vote Date:	29-Mar-2010
Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1
VOTING EXCLUSIONS APPLY TO THIS MEETING FOR PROPOSAL 6 AND VOTES CAST BY ANY INDIVIDUAL OR RELATED PARTY WHO BENEFIT FROM THE PASSING OF THE PROPOSAL/S WILL BE DISREGARDED. HENCE, IF YOU HAVE OBTAINED BENEFIT OR DO EXPECT TO OBTAIN FUTURE BENEFIT YOU SHOULD NOT VOTE (OR VOTE "ABSTAIN") FOR THE RELEVANT PROPOSAL ITEMS.
			None		Non Voting
2	The Chairman will present an operational excellence moment to the meeting		None		Non Voting
3	The Chairman and the Managing Director & CEO will make presentations to shareholders		None		Non Voting
4
The Chairman will discuss key issues raised by shareholders prior to the meeting and will invite questions and comments from shareholders on these key issues and any other matters that shareholders would like to raise at the meeting
			None		Non Voting
5	The financial report, the Directors' report and the Auditor's report for Caltex Australia Limited and the Caltex Australia Group for the YE 31 DEC 2009 will be laid before the meeting		None		Non Voting
6	Adopt the remuneration report which forms part of the Directors' report for Caltex and the Caltex Australia Group for the YE 31 DEC 2009		For	14600	0	0	0
7	Approve an increase of AUD 400,000 in the total remuneration pool available for the Board fees paid to Non- Executive Directors of Caltex from AUD 1,600,000 to AUD 2,000,000 inclusive of statutory entitlements with effect from 01 MAY 2010		For	14600	0	0	0
8	Re-elect Mr. Brant Fish as a Director, in accordance with and on the terms specified in the Company's Constitution		For	14600	0	0	0
9	Re-elect Mr. John Thorn as a Director, in accordance with and on the terms specified in the Company's Constitution		For	14600	0	0	0
10	Elect Mr. Robert Otteson as a Director, in accordance with and on the terms		For	14600	0	0	0

RIO TINTO LTD
Security:	Q81437107			Meeting Type:		Annual General Meeting
Ticker:				Meeting Date:		22-Apr-2010
ISIN	AU000000RIO1			Vote Deadline Date:		14-Apr-2010
Agenda	702293868	Management		Total Ballot Shares:		15505
Last Vote Date:	29-Mar-2010
Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	Receive the Company's financial report and the reports of the Directors and the Auditors for the YE 31 DEC 2009		For	9700	0	0	0
2	Approve the remuneration report for the YE 31 DEC 2009 as specified		For	9700	0	0	0
3	Election of Robert Brown as a Director		For	9700	0	0	0
4	Election of Ann Godbehere as a Director		For	9700	0	0	0
5	Election of Sam Walsh as a Director		For	9700	0	0	0
6	Re-elect Guy Elliott as a Director		For	9700	0	0	0
7	Re-elect Michael Fitzpatrick as a Director		For	9700	0	0	0
8	Re-elect Lord Kerr as a Director		For	9700	0	0	0
9	Re-appoint PricewaterhouseCoopers LLP as the Auditors of Rio Tinto plc to hold office until the conclusion of the next AGM at which accounts are laid before Rio Tinto plc and authorize the Audit committee to determine the Auditors' remuneration		For	9700	0	0	0
10
Grant authority to buybacks by Rio Tinto Limited of fully paid ordinary shares in Rio Tinto Limited Ordinary Shares in the period following this approval until and including the date of the Rio Tinto Limited 2011 AGM or 21 APR 2011 whichever is the later : (a) under one or more off-market buyback tender schemes in accordance with the terms as specified; and (b) pursuant to on-market buybacks by Rio Tinto Limited in accordance with the Listing Rules of the Australian Securities Exchange, but only to the extent that the number of Ordinary Shares bought back pursuant to the authority in this resolution, whether under any Buyback Tenders or pursuant to any on-market buybacks, does not in that period exceed 43.5 million Ordinary Shares
			For	9700	0	0	0
11	Grant authority to buybacks by Rio Tinto Limited of Ordinary Shares from Tinto Holdings Australia Pty Limited THA in the period following this approval until and including the date of the Rio Tinto Limited 2011 AGM or 21 APR 2011 whichever is the later upon the terms and subject to the conditions set out in the draft buyback agreement between Rio Tinto Limited and THA entitled 2010 RTL-THA Agreement , as specified		For	9700	0	0	0

RWE AG, ESSEN
Security:	D6629K109			Meeting Type:		Annual General Meeting
Ticker:				Meeting Date:		22-Apr-2010
ISIN	DE0007037129			Vote Deadline Date:		08-Apr-2010
Agenda	702283540	Management		Total Ballot Shares:		13125
Last Vote Date:	29-Mar-2010
Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	PLEASE NOTE THAT THESE SHARES HAVE NO VOTING RIGHTS, SHOULD YOU WISH TO ATTEND THE MEETING PERSONALLY, YOU MAY APPLY FOR AN ENTRANCE CARD. THANK YOU.		None		Non Voting
2
PLEASE NOTE THAT THE TRUE RECORD DATE FOR THIS MEETING IS 01 APR 2010, WHEREAS THE MEETING HAS BEEN SETUP USING THE ACTUAL RECORD DATE - 1 BUSINESS DAY. THIS IS DONE TO ENSURE THAT ALL POSITIONS REPORTED ARE IN CONCURRENCE WITH THE GERMAN LAW. THANK YOU
			None		Non Voting
3
Presentation of the financial statements and annual report for the 2009 financial year with the report of the Supervisory Board, the group financial statements and group annual report as well as the report by the Board of Managing Directors and the proposal for the appropriation of the distributable profit
			None		Non Voting
4	Resolution on the appropriation of the distributable profit of EUR 1,867,507,627.13 as follows: Payment of a dividend of EUR 3.50 per no-par share EUR 52,782.62 shall be carried forward Ex-dividend and payable date: 23 APR 2010		For	9000	0	0	0
5	Ratification of the acts of the Board of Managing Directors		For	9000	0	0	0
6	Ratification of the acts of the Supervisory Board		For	9000	0	0	0
7	Approval of the remuneration system for the Board of Managing Directors		For	9000	0	0	0
8	Appointment of the Auditors for the 2010 FY: PricewaterhouseCoopers AG, Essen		For	9000	0	0	0
9	Appointment of the Auditors for the review of the financial report for the first half of the 2010 FY: PricewaterhouseCoopers AG, Essen		For	9000	0	0	0
10	Elections to the Supervisory Board: Dr. Dieter Zetsche, Frithjof Kuehn, Dr. Wolfgang Schuessel		For	9000	0	0	0
11
Authorization to acquire own shares to acquire own shares of up to 10 % of its share capital, at a price not deviating more than 10 % from the market price of the shares, on or before 21 OCT 2011 b) the Board of Managing Directors shall be authorized to re-tire the shares, to use the shares for mergers and acquisitions, to dispose of the shares in a manner other than through the stock exchange or by way of a public offer to all shareholders at a price not materially below the market price of the shares, to use the shares for satisfying option and/o r conversion rights, and to offer the shares to holders of conversion and/or option rights within the scope of a public offer to all shareholders
			For	9000	0	0	0
12
Amendments to the Articles of Association a) Section 2 (1), in respect of the object of the Company being adjusted to reflect the Company's focus on its core business b) Section 10(8)2 deletion CAA] Section 18, in respect of the shareholders meeting being convened at least 36 days prior to the meeting CBB] Section 15(3), in respect of the Board of Managing Directors being authorized to permit shareholders to participate in a shareholders meeting by the use of electronic means of communication Section 16(3), in respect of the Board of Managing Directors being authorized to permit shareholders to absentee vote at a shareholders meeting Section 17(2)2, in respect of the shareholders meeting being transmitted electronically CCC] Section 16(3), in respect of proxy-voting instructions being issued in written form unless stipulated otherwise in the notice of shareholders meeting
			For	9000	0	0	0
13	Approval of the amendments to the existing control and profit transfer agreement with the Company’s subsidiary RWE Supply + Trading GmbH		For	9000	0	0	0
14
COUNTER PROPOSALS HAVE BEEN RECEIVED FOR THIS MEETING. A LINK TO THE COUNTER PROPOSAL INFORMATION IS AVAILABLE IN THE MATERIAL URL SECTION OF THE APPLICATION. IF YOU WISH TO ACT ON THESE ITEMS, YOU WILL NEED TO REQUEST A MEETING ATTEND AND VOTE YOUR SHARES AT THE COMPANYS MEETING.
			None		Non Voting

ING GROEP N V
Security:	N4578E413			Meeting Type:		Annual General Meeting
Ticker:				Meeting Date:		27-Apr-2010
ISIN	NL0000303600			Vote Deadline Date:		14-Apr-2010
Agenda	702298426	Management		Total Ballot Shares:		99252
Last Vote Date:	29-Mar-2010
Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING AT THIS GENERAL MEETING ARE RELAXED AS THERE IS A REGISTRATION DEADLINE / RECORD DATE ASSOCIATED WITH THIS MEETING. THANK YOU.		None		Non Voting
2	Opening remarks and announcements		None		Non Voting
3	Report of the Executive Board for 2009		None		Non Voting
4	Report of the Supervisory Board for 2009		None		Non Voting
5	Annual Accounts for 2009		For	68226	0	0	0
6	Profit retention and distribution policy		None		Non Voting
7	Remuneration report		None		Non Voting
8	Remuneration policy		For	68226	0	0	0
9	Corporate governance		None		Non Voting
10	Executive Board Profile		None		Non Voting
11	Supervisory Board Profile		None		Non Voting
12	ING's implementation of the revised Dutch Corporate Governance Code		For	68226	0	0	0
13	Position ING Trust Office		None		Non Voting
14	Corporate responsibility		None		Non Voting
15	Discharge of the members of the Executive Board in respect of the duties performed during the year 2009		For	68226	0	0	0
16	Discharge of the members of the Supervisory Board in respect of the duties performed during the year 2009		For	68226	0	0	0
17	Composition of the Supervisory Board: Reappointment of Piet Klaver		For	68226	0	0	0
18	Authorisation to issue ordinary shares with or without pre- emptive rights		For	68226	0	0	0
19	Authorisation to issue ordinary shares with or without pre- emptive rights in connection with a takeover of a business or a company		For	68226	0	0	0
20	Authorisation to acquire ordinary shares or depositary receipts for ordinary shares in the Company's own capital		For	68226	0	0	0
21	Authorisation to acquire ordinary shares or depositary receipts for ordinary shares in the Company's own capital in connection with a major capital restructuring		For	68226	0	0	0
22	Any other business and conclusion		None		Non Voting

ALLIED IRISH BANKS PLC
Security:	G02072117			Meeting Type:		Annual General Meeting
Ticker:				Meeting Date:		28-Apr-2010
ISIN	IE0000197834			Vote Deadline Date:		20-Apr-2010
Agenda	702363348	Management		Total Ballot Shares:		231800
Last Vote Date:	20-Apr-2010
Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	Receive the annual financial report		For	160800	0	0	0
2	Re-appoint Mr. Kieran Crowley as a Director		For	160800	0	0	0
3	Re-appoint Mr. Colm Doherty as a Director		For	160800	0	0	0
4	Re-appoint Mr. Stephen L. Kingon as a Director		For	160800	0	0	0
5	Re-appoint Ms. Anne Maher as a Director		For	160800	0	0	0
6	Re-appoint Mr. Daniel O' Connor as a Director		For	160800	0	0	0
7	Re-appoint Mr. David Pritchard as a Director		For	160800	0	0	0
8	Re-appoint Mr. Robert G. Wilmers as a Director		For	160800	0	0	0
9	Authorize the Directors to determine the remuneration of the Auditor		For	160800	0	0	0
10	Approve to renew the authority of the Directors to determine the price for the off-market re-issue of treasury shares		For	160800	0	0	0
11	Approve to renew the Company's authority to convene certain shareholder meetings on 14 days notice		For	160800	0	0	0
12	PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDER PROPOSAL: Approve to remove Mr. Dick Spring as a Director		Against	0	160800	0	0
13	PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDER PROPOSAL: appoint Mr. Niall Murphy as a Director		Against	0	160800	0	0

BRITISH AMERN TOB PLC
Security:	G1510J102			Meeting Type:		Annual General Meeting
Ticker:				Meeting Date:		28-Apr-2010
ISIN	GB0002875804			Vote Deadline Date:		22-Apr-2010
Agenda	702338131	Management		Total Ballot Shares:		15060
Last Vote Date:	20-Apr-2010
Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1
PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING ID 647102 DUE TO CHANGE IN VOTING STATUS. ALL VOTES RECEIVED ON THE PREVIOUS MEETING WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT ON THIS MEETING NOTICE. THANK YOU.
			None		Non Voting
2	Receive the accounts and the reports of the Directors and Auditors for the YE 31 DEC 2009		For	8960	0	0	0
3	Approve the remuneration report of the Directors for the YE 31 DEC 2009		For	8960	0	0	0
4	Declare a final dividend of 71.6p per ordinary share in respect of the YE 31 DEC 2009, payable on 06 MAY 2010 to shareholders on the register at the close of business on 12 MAR 2010		For	8960	0	0	0
5	Re-appoint PricewaterhouseCoopers LLP as the Company's Auditors		For	8960	0	0	0
6	Authorize the Directors to agree on the Auditors' remuneration		For	8960	0	0	0
7	Re-appoint Dr. Ana Maria Llopis as a Director who retires by rotation		For	8960	0	0	0
8	Re-appoint Christine Morin-Postel as a Director who retires by rotation		For	8960	0	0	0
9	Re-appoint Anthony Ruys as a Director who retires by rotation		For	8960	0	0	0
10	Re-appoint Richard Burrows as a Director		For	8960	0	0	0
11
Authorize the Directors, in accordance with Section 551 of the Companies Act 2006, to allot shares in the Company and to grant rights to subscribe for, or to convert any security into, shares in the Company ("Rights"): (a) up to an aggregate nominal amount of GBP 166,391,574; and (b) up to a further aggregate nominal amount of GBP 166,391,574 provided that: (i) they are equity securities (within the meaning of Section 560(1) of the Companies Act 2006); and (ii) they are offered by way of a rights issue to holders ("shareholders") of ordinary shares of 25p each in the capital of the Company ("ordinary shares") on the register of members at such record dates as the Directors may determine where the equity securities respectively attributable to the interests of the shareholders CONTD
			For	8960	0	0	0
12
CONTD are proportionate to the respective numbers of ordinary shares held or deemed to be held by them on any such record dates, subject to such exclusions or other arrangements as the Directors may deem necessary or expedient to deal with treasury shares, fractional entitlements or legal or practical problems arising under the laws of any overseas territory or the requirements of any regulatory body or stock exchange or by virtue of shares being represented by depositary receipts or any other matter, provided that this; Authority shall expire on the date of the next AGM of the Company after the passing of this Resolution or, if earlier, on 28 JUL 2011 ; save that the Company shall be entitled to make offers or agreements before the expiry of such authority which would or might require shares to be allotted or Rights to be granted
			None		Non Voting
13
Authorize the Directors, pursuant to Sections 570 and 573 of the Companies Act 2006, to allot equity securities (within the meaning of Section 560 of that Act) for cash either pursuant to the authority conferred by Resolution 8 above or by way of a sale of treasury shares as if Section 561(1) of that Act did not apply to any such allotment, provided that this power shall be limited to: (a) the allotment of equity securities in connection with an offer of securities (but in the case of the authority granted under paragraph (b) of Resolution 8 by way of rights issue only) in favor of the holders ("shareholders") of ordinary shares of 25p each in the capital of the Company ("ordinary shares") on the register of members at such record dates as the Directors may determine where the equity securities respectively attributable to the interests CONTD
			For	8960	0	0	0
14
CONTD of the shareholders are proportionate (as nearly as may be practicable) to the respective numbers of ordinary shares held or deemed to be held by them on any such record dates, subject to such exclusions or other arrangements as the Directors may deem necessary or expedient to deal with treasury shares, fractional entitlements or legal or practical problems arising under the laws of any overseas territory or the requirements of any
			None		Non Voting

regulatory body or stock exchange or by virtue of shares being represented by depositary receipts or any other matter; and (b) the allotment (otherwise than pursuant to paragraph (a) of this Resolution 9) to any person or persons of equity securities up to an aggregate nominal amount of GBP 24,958,736 and shall expire upon the expiry of the general authority conferred by CONTD

15
CONTD Resolution 8 above, save that the Company shall be entitled to make offers or agreements before the expiry of such power which would or might require equity securities to be allotted after such expiry and the Directors shall be entitled to allot equity securities pursuant to any such offer or agreement as if the power conferred hereby had not expired
			None		Non Voting
16
Authorize the Company, for the purposes of Section 701 of the Companies Act 2006, to make market purchases (within the meaning of Section 693 (4) of that Act ) of ordinary shares of 25p each in the capital of the Company ("ordinary shares") provided that: (a) the maximum number of ordinary shares that may be purchased is 199.6 million representing approximately 10% of the issued ordinary share capital of the Company as at 19 March 2010; (b) the minimum price that may be paid for an ordinary share is 25p; (c) the maximum price that may be paid for an ordinary share is an amount equal to 105% of the average of the middle-market prices shown in the quotation for an ordinary share as derived from the London Stock Exchange Daily Official List for the five business days immediately preceding the day on which the ordinary CONTD
			For	8960	0	0	0
17
CONTD share is contracted to be purchased; Authority shall expire on the date of the next AGM of the Company after the passing of this Resolution or, if earlier, on 28 JUL 2011 ; and the Company shall be entitled to make offers or agreements before the expiry of such authority which would or might require shares to be allotted or Rights to be granted (e) the Company may enter into a contract to purchase its ordinary shares under this authority prior to its expiry, which contract will or may be executed wholly or partly after such expiry, and may purchase its ordinary shares in pursuance of any such contract
			None		Non Voting
18	Approve that a general meeting, other than an AGM, may be called on not less than 14 clear days' notice		For	8960	0	0	0
19
Adopt, with effect from the end of the meeting, pursuant to Resolution 13 being passed, the form of the Articles of Association produced to the meeting (the "New Articles") as the Articles of Association of the Company in substitution for, and to the exclusion of, the existing Articles of Association of the Company; and, if Resolution 13 has not been passed, adopt the New Articles as the Articles of Association of the Company in substitution for, and to the exclusion of, the existing Articles of Association of the Company save that Article 113 of the existing Articles of Association shall be retained as Article 113 in the new Articles of Association
			For	8960	0	0	0
20	Approve, that with effect from the end of the meeting: if Resolution 12 has been passed, the new Articles of Association of the Company, adopted with effect from the end of the meeting, shall include the changes to Article 113 as set out in the New Articles; and, if Resolution 12 has not been passed, amend the existing Articles of Association of the Company by substituting Article 113 as set out in the New Articles for, and to the exclusion of, Article 113 of the existing Articles of Association of the Company		For	8960	0	0	0

AXA SA, PARIS
Security:	F06106102			Meeting Type:		MIX
Ticker:				Meeting Date:		29-Apr-2010
ISIN	FR0000120628			Vote Deadline Date:		16-Apr-2010
Agenda	702275707	Management		Total Ballot Shares:		60766
Last Vote Date:	29-Mar-2010
Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1
"French Resident Shareowners must complete, sign and forward the Proxy Card directly to the sub custodian. Please contact your Client Service Representative to obtain the necessary card, account details and directions. The following applies to Non-Resident Shareowners: Proxy Cards: Voting instructions will be forwarded to the Global Custodians that have become Registered Intermediaries, on the Vote Deadline Date. In capacity as Registered Intermediary, the Global Custodian will sign the Proxy Card and forward to the local custodian. If you are unsure whether your Global Custodian acts as Registered Intermediary, please contact your representative"
			None		Non Voting
2	PLEASE NOTE IN THE FRENCH MARKET THAT THE ONLY VALID VOTE OPTIONS ARE "FOR" AND "AGAINST" A VOTE OF "ABSTAIN" WILL BE TREATED AS AN "AGAINST" VOTE.		None		Non Voting
3	PLEASE NOTE THAT IMPORTANT ADDITIONAL MEETING INFORMATION IS AVAILABLE BY CLICKING ON THE MATERIAL URL LINK: https://balo.journal- officiel.gouv.fr/pdf/2010/0219/201002191000393.pdf		None		Non Voting
4	Approve the Company's Accounts for the year 2009		For	60500	0	0	0
5	Approve the Consolidated Accounts for the year 2009		For	60500	0	0	0
6	Approve the allocation of income for the year 2009 and setting of the dividend per share at EUR 0.55		For	60500	0	0	0
7	Approve the Special Auditors' Report on regulatory agreements		For	60500	0	0	0
8	Approve the regulated commitments specified in Article L. 225-90-1, last Paragraph of the Code De Commerce Commercial Code relating to retirement and corporate protection		For	60500	0	0	0
9	Approve the regulated commitments specified in Article L. 225-90-1 of the Code De Commerce Commercial Code taken by M. Henri de Castries to bring his situation into line with AFEP/MEDEF recommendations		For	60500	0	0	0
10	Approve the regulated commitments specified in Article L. 225-90-1 of the Code De Commerce Commercial Code taken by M. Denis Duverne to bring his situation into line with AFEP/MEDEF recommendations		For	60500	0	0	0
11	Approve to renewal of the Supervisory Board mandate held by M. Norbert Dentressangle		For	60500	0	0	0
12	Approve to renewal of the Auditors' mandate held by the Cabinet Mazars		For	60500	0	0	0
13	Appointment of M. Jean-Brice De Turkheim as an Assistant Auditor		For	60500	0	0	0
14	Authorize the Board of Directors to purchase ordinary Company shares		For	60500	0	0	0
15	Authorize the Board of Directors to increase capital stock by issuing ordinary shares or tangible assets granting access to ordinary Company shares reserved for members of a Company Savings Plan		For	60500	0	0	0
16	Authorize the Board of Directors to increase capital stock by issuing ordinary shares without a preferential subscription right to a named beneficiary category		For	60500	0	0	0
17	Authorize the Board of Directors to reduce capital stock by canceling ordinary shares		For	60500	0	0	0
18	Approve the change in the Company administration and management mode, the amendments to the Articles of Association and delegations granted to the Board of Directors for the Directors		For	60500	0	0	0
19	Approve other amendments to the Articles of Association		For	60500	0	0	0
20	Appointment of M. Henri de Castries as a Director		For	60500	0	0	0
21	Appointment of M. Denis Duverne as a Director		For	60500	0	0	0
22	Appointment of M. Jacques de Chateauvieux as a Director		For	60500	0	0	0
23	Appointment of M. Norbert Dentressangle as a Director		For	60500	0	0	0
24	Appointment of M. Jean-Martin Folz as a Director		For	60500	0	0	0
25	Appointment of M. Anthony Hamilton as a Director		For	60500	0	0	0
26	Appointment of M. Francois Martineau as a Director		For	60500	0	0	0
27	Appointment of M. Giuseppe Mussari as a Director		For	60500	0	0	0
28	Appointment of M. Ramon de Oliveira as a Director		For	60500	0	0	0
29	Appointment of M. Michel Pebereau as a Director		For	60500	0	0	0
30	Appointment of Mme. Dominique Reiniche as a Director		For	60500	0	0	0
31	Appointment of M. Ezra Suleiman as a Director		For	60500	0	0	0
32	Appointment of Mme. Isabelle Kocher as a Director		For	60500	0	0	0
33	Appointment of Mme. Suet-Fern Lee as a Director		For	60500	0	0	0
34	Appointment of Mme. Wendy Cooper as a Director		For	60500	0	0	0
35	PLEASE NOTE THAT THIS IS A SHAREHOLDERS' PROPOSAL: appointment of M. John Coultrap as a Director		Against	0	60500	0	0
36	PLEASE NOTE THAT THIS IS A SHAREHOLDERS' PROPOSAL: appointment of M. Paul Geiersbach as a Director, as proposed by shareholders working for the AXA Group		Against	0	60500	0	0
37	PLEASE NOTE THAT THIS IS A SHAREHOLDERS' PROPOSAL: appointment of M. Sebastien Herzog as a Director, as proposed by shareholders working for the AXA Group		Against	0	60500	0	0
38	PLEASE NOTE THAT THIS IS A SHAREHOLDERS' PROPOSAL: appointment of M. Rodney Koch as a Director, as proposed by shareholders working for the AXA Group		Against	0	60500	0	0
39	PLEASE NOTE THAT THIS IS A SHAREHOLDERS' PROPOSAL: appointment of M. Jason Steinberg as a Director, as proposed by shareholders working for the AXA Group		Against	0	60500	0	0
40	Approve the setting of Directors' fees		For	60500	0	0	0
41	Grant powers for formalities		For	60500	0	0	0
42
PLEASE NOTE THAT THIS IS A REVISION DUE TO INSERTION OF ADDITIONAL TEXT IN RESOLUTIONS 33, 34 AND 36. IF YOU HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK YOU.
			None		Non Voting

CHARTER INTERNATIONAL PLC
Security:	G2110V107			Meeting Type:		Annual General Meeting
Ticker:				Meeting Date:		29-Apr-2010
ISIN	JE00B3CX4509			Vote Deadline Date:		23-Apr-2010
Agenda	702319105	Management		Total Ballot Shares:		33137
Last Vote Date:	05-Apr-2010
Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	Receive the annual report and accounts, the Company's Group consolidated accounts and the Directors report for the YE 31 DEC 2009		For	22750	0	0	0
2	Approve the Directors' remuneration report for the YE 31 DEC 2009		For	22750	0	0	0
3	Election of John Neill as a Director of the Company		For	22750	0	0	0
4	Re-appoint PricewaterhouseCoopers LLP as the Auditors of the Company		For	22750	0	0	0
5	Authorize the Directors to fix the remuneration of the Auditors of the Company		For	22750	0	0	0
6	Approve the proposed amendments to the Charter International PLC Long Term Incentive Plan		For	22750	0	0	0
7	Authorize the Directors to allot shares and to grant rights to subscribe for or convert any security into shares in the Company pursuant to Article of 9		For	22750	0	0	0
8	Adopt new Articles of Association		For	22750	0	0	0
9	Authorize the Directors to allot equity securities for cash and/or to sell ordinary shares held as treasury shares for cash as if Article 10 did not apply		For	22750	0	0	0
10	Authorize the Company to make market purchases pursuant to Article 57 of the Companies Jersey Law 1991		For	22750	0	0	0
11	Authorize the Directors to call a general meeting other than an AGM on not less than 14 clear days' notice		For	22750	0	0	0

TECHNIP (EX-TECHNIP-COFLEXIP), PARIS
Security:	F90676101			Meeting Type:		MIX
Ticker:				Meeting Date:		29-Apr-2010
ISIN	FR0000131708			Vote Deadline Date:		16-Apr-2010
Agenda	702317416	Management		Total Ballot Shares:		4150
Last Vote Date:	20-Apr-2010
Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	PLEASE NOTE IN THE FRENCH MARKET THAT THE ONLY VALID VOTE OPTIONS ARE "FOR" AND "AGAINST" A VOTE OF "ABSTAIN" WILL BE TREATED AS AN "AGAINST" VOTE.		None		Non Voting
2
French Resident Shareowners must complete, sign and forward the Proxy Card directly to the sub custodian. Please contact your Client Service Representative to obtain the necessary card, account details and directions. The following applies to Non-Resident Shareowners: Proxy Cards: Voting instructions will be forwarded to the Global Custodians that have become Registered Intermediaries, on the Vote Deadline Date. In capacity as Registered Intermediary, the Global Custodian will sign the Proxy Card and forward to the local custodian. If you are unsure whether your Global Custodian acts as Registered Intermediary, please contact your representative.
			None		Non Voting
3	PLEASE NOTE THAT IMPORTANT ADDITIONAL MEETING INFORMATION IS AVAILABLE BY CLICKING ON THE MATERIAL URL LINK: https://balo.journal- officiel.gouv.fr/pdf/2010/0324/201003241000827.pdf		None		Non Voting
4	Approve the annual accounts for the YE 31 DEC 2009		For	2950	0	0	0
5	Approve the allocation of the result for the YE 31 DEC 2009		For	2950	0	0	0
6	Approve the consolidated accounts for the YE 31 DEC 2009		For	2950	0	0	0
7	Approve the Special Auditors' report on the regulated agreements specified in Articles L. 225-35 et sequence of the Code du Commerce Commercial Code		For	2950	0	0	0
8	Approve the Directors' fees		For	2950	0	0	0
9	Appointment of Ernst & Young Et Autres as an Auditor		For	2950	0	0	0
10	Appointment of PricewaterhouseCoopers Audit as an Auditor		For	2950	0	0	0
11	Appointment of Auditex as an Assistant Auditor		For	2950	0	0	0
12	Appointment of Yves Nicolas as an Assistant Auditor		For	2950	0	0	0
13	Ratify the head office transfer		For	2950	0	0	0
14	Authorize the Board of Directors to buy Company shares		For	2950	0	0	0
15	Authorize the Board of Directors to reduce capital stock by canceling shares bought pack previously		For	2950	0	0	0
16	Authorize the Board of Directors to allocate performance shares firstly, to paid members of Technip staff and secondly, to paid Members of staff and Executive Directors of Companies affiliated to the Company as specified in Article L. 225-197-2 of the Code du Commerce		For	2950	0	0	0
17	Authorize the Board of Directors to allocate performance shares to the Chairman of the Board of Directors and/or the Chief Executive Officer of Technip, the Company's Executive Director		For	2950	0	0	0
18	Authorize the Board of Directors to allocate share purchase subscription options firstly, to paid members of Technip staff and secondly, to paid Members of staff and Executive Directors of Companies affiliated to the Company as specified in Article L. 225-180 of the Code du Commerce		For	2950	0	0	0
19	Authorize the Board of Directors to allocate share purchase subscription options to the Chairman of the Board of Directors and/or the Chief Executive Officer of Technip, the Company's Executive Director		For	2950	0	0	0
20	Authorize the Board of Directors to increase capital stock for Members of a Company savings plan		For	2950	0	0	0
21	Powers for formalities		For	2950	0	0	0

VIVENDI, PARIS
Security:	F97982106			Meeting Type:		Ordinary General Meeting
Ticker:				Meeting Date:		29-Apr-2010
ISIN	FR0000127771			Vote Deadline Date:		16-Apr-2010
Agenda	702283350	Management		Total Ballot Shares:		19650
Last Vote Date:	29-Mar-2010
Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1
"French Resident Shareowners must complete, sign and forward the Proxy Card directly to the sub custodian. Please contact your Client Service Representative to obtain the necessary card, account details and directions. The following applies to Non-Resident Shareowners: Proxy Cards: Voting instructions will be forwarded to the Global Custodians that have become Registered Intermediaries, on the Vote Deadline Date. In capacity as Registered Intermediary, the Global Custodian will sign the Proxy Card and forward to the local custodian. If you are unsure whether your Global Custodian acts as Registered Intermediary, please contact your representative"
			None		Non Voting
2	PLEASE NOTE IN THE FRENCH MARKET THAT THE ONLY VALID VOTE OPTIONS ARE "FOR" AND "AGAINST" A VOTE OF "ABSTAIN" WILL BE TREATED AS AN "AGAINST" VOTE		None		Non Voting
3	PLEASE NOTE THAT IMPORTANT ADDITIONAL MEETING INFORMATION IS AVAILABLE BY CLICKING ON THE MATERIAL URL LINK: https://balo.journal- officiel.gouv.fr/pdf/2010/0305/201003051000547.pdf		None		Non Voting
4	Approve the annual reports and accounts for FY 2009		For	11900	0	0	0
5	Approve the consolidated reports and accounts for FY 2009		For	11900	0	0	0
6	Approve the allocation of the result for FY 2009, setting of the dividend and its date for payment		For	11900	0	0	0
7	Approve the special report by the Statutory Auditors concerning regulated agreements and commitments		For	11900	0	0	0
8	Appointment of Mme Dominique Heriard Dubreuil as a Member of the Supervisory		For	11900	0	0	0
9	Appointment of Mme Aliza Jabes as a Member of the Supervisory Board		For	11900	0	0	0
10	Appointment of Mme Jacqueline Tammenoms Baker as a Member of the Supervisory		For	11900	0	0	0
11	Appointment of M. Daniel Camus as a Member of the Supervisory Board		For	11900	0	0	0
12	Authorize the Board of Directors in order that the Company might buy its own shares		For	11900	0	0	0
13	Grant the powers for accomplishment of the formalities		For	11900	0	0	0

BARCLAYS PLC, LONDON
Security:	G08036124			Meeting Type:		Annual General Meeting
Ticker:				Meeting Date:		30-Apr-2010
ISIN	GB0031348658			Vote Deadline Date:		26-Apr-2010
Agenda	702326629	Management		Total Ballot Shares:		108000
Last Vote Date:	20-Apr-2010
Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	Receive the reports of the Directors and Auditors and the audited accounts of the Company for the YE 31 DEC 2009		For	74000	0	0	0
2	Approve the remuneration report for the YE 31 DEC 2009		For	74000	0	0	0
3	Re-elect Reuben Jeffery III as Director of the Company		For	74000	0	0	0
4	Re-elect Marcus Aglus as a Director of the Company		For	74000	0	0	0
5	Re-elect David Booth as a Director of the Company		For	74000	0	0	0
6	Re-elect Sir Richard Broadbent as a Director of the Company		For	74000	0	0	0
7	Re-elect Sir Michael Rake as a Director of the Company		For	74000	0	0	0
8	Re-elect Sir Andrew Likierman as a Director of the Company		For	74000	0	0	0
9	Re-elect Chris Lucas as a Director of the Company		For	74000	0	0	0
10	Re-appoint PricewaterhouseCoopers LLP, Chartered Accountants and Registered Auditors, as the Auditors of the Company to hold office from the conclusion of this meeting until the conclusion of the next AGM at which accounts are laid before the Company		For	74000	0	0	0
11	Authorize the Directors to set the remuneration of the Auditors		For	74000	0	0	0
12	Authorize the Company, in accordance with Section 366 of the Companies Act 2006 [the 2006 Act] the Company and any Company which, at any time during the period for which this resolution has effect, is a subsidiary of the Company to a) make political donations to political organizations not exceeding GBP 25,000 in total and b) incur political expenditure not exceeding GBP 100,000 in total, in each case during the period commencing on the date of this resolution and ending on the date of the AGM of the Company to be held in 2011 or on 30 JUN 2011, provided		For	74000	0	0	0

that the maximum amounts as specified may consist of sums in any currency converted into sterling at such rate as the Board may in its absolute discretion determine for the purposes of this resolution, the terms political donations political organizations and political expenditure shall have the meanings given to them in Sections 363 to 365 of the 2006 Act

13
Authorize the Directors, in substitution for all existing authorities, pursuant to Section 551 of the 2006 Act to exercise all the powers of the Company to; a) allot shares [as defined in Section 540 of the 2006 Act] in the Company or grant rights to subscribe for or to convert any security into shares in the Company up to an aggregate nominal amount of GBP 1,043,323,357, GBP 77,500,000, EUR 40,000,000 and 1F4,000,000,000; b) allot equity securities [as specified in Section 560 of the 2006 Act] up to an aggregate nominal amount of GBP 2,006,646,714 [such amount to be reduced by the aggregate nominal amount of ordinary shares allotted or rights to subscribe for or to convert any securities into ordinary shares in the Company granted under this Resolution 13] in connection with an offer by way of a rights issue: i) to ordinary shareholders in proportion [as nearly as maybe practicable] to their existing holdings; and ii) to holders of other equity securities [as defined in Section 560 of the 2006 Act] as required by the rights of those securities, or subject to such rights, as the Directors otherwise consider necessary, and so that the Directors may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of, any territory or any other matter, [Authority expires the earlier of the end of the AGM of the Company to be held in 2011 or the close of business on 30 JUN 2011]; the Company may make offers and enter into agreements before the authority expires which would, or might require shares to be allotted or rights to subscribe for or to convert any security into shares to be granted after the authority expires and the Directors may allot shares or grant such rights under any such offer or agreement as if the authority had not expired
			For	74000	0	0	0
14
Authorize the Directors, in substitution for all existing powers, and subject to the passing of Resolution 13, pursuant to Section 570 of the 2006 Act to allot equity securities [as defined in Section 560 of the 2006 Act] for cash, pursuant to the authority granted Resolution 13 and/or where the allotment constitutes an allotment of equity securities by virtue of Section 560(3) of the 2006 Act, in each case free of the restriction in Section 561 of the 2006 Act, such power to be limited: [a] to the allotment of equity securities in connection with an offer of equity securities [but in case of an allotment pursuant to the authority granted by Paragraph [b] of Resolution 13, such power shall be limited to the allotment of equity securities in connection with an offer by way of a rights issue only]: [i] to ordinary shareholders in proportion [as nearly as may be practicable to their existing holdings;] [ii] to holders of other equity securities [as defined in Section 560 of the 2006 Act], as required by the rights of those securities or, subject to such rights, as the Directors otherwise consider necessary, and so that the Directors may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of any territory or any other matter; and [b] to the allotment of equity securities, pursuant to the authority granted by paragraph [a] of resolution 13 and/or an allotment of equity securities by virtue of Section 560(3) of the 2006 Act, [in each case otherwise than in the circumstances as specified in this resolution] up to a nominal amount of GBP 150,498,503 representing no more than 5% of the issued ordinary share capital as at 05 MAR 2010; compliance with that limit shall be calculated, in the case of equity securities which are rights to subscribe for, or to convert securities into , ordinary shares [as defined in Section 560 of the 2006 Act] by reference to the aggregate nominal amount of relevant shares which may be allotted pursuant to such rights, [Authority expires the earlier of the end of the AGM of the Company to be held in 2011 or the close of business on 30 JUN 2011] the Company may make offers and enter into agreements before the power expires which would or might, require equity securities to be allotted after the power expires and the Directors may allot equity securities under any such offer or agreement as if the power had not expired
			For	74000	0	0	0
15
Authorize the Company for the purposes of Section 701 of the 2006 Act to make market purchases [within the meaning of Section 701 of the 2006 Act] on the London Stock Exchange of up to an aggregate of 1,203,988,028 ordinary shares of 25p each in its capital, and may hold such shares as treasury shares, provided that: a) the minimum price [exclusive of expenses] which may be paid for each ordinary share is not less than 25p; b) the maximum price [exclusive of expenses] which may be paid for each ordinary share shall not be more than the higher of [1] 105% of the average of the market values of the ordinary shares [as derived from the Daily official list of the London Stock Exchange] for the 5 business days immediately preceding the date on which the purchase is made and ii) that stipulated by Article 5(1) of the Buy-back and Stabilization Regulation [EC 2273/2003); and c) [Authority expires the earlier of the end of the AGM of the Company to be held in 2011 or the close of business on 30 JUN 2011]; [except in relation to any purchase of shares the contract for which was concluded before such date and which would or might be executed wholly or partly after such date]
			For	74000	0	0	0
16	Authorize the Directors to call general meetings [other than an AGM] on not less than 14 clear days notice, such authority to expire at the end of the AGM of the Company to be held in 2011 or the close of the business on 30 JUN 2011, whichever is the earlier		For	74000	0	0	0
17	Amend the Articles of Association of the Company by deleting all the provisions of the Company's Memorandum of Association which, by virtue of Section 28 of the 2006 Act, are to be treated as provisions of the Company's Articles of Association; and adopt the Articles of Association, as specified as the Articles of Association of the Company in substitution for, and to the exclusion of the existing Articles of Association		For	74000	0	0	0
18	Approve and adopt the rules of the Barclays Group SAYE Share Option Scheme, as specified, and authorize the Directors to: a) to do such acts and things necessary or expenditure for the purposes of implementing and giving effect to the Sharesave Plan, including making any changes to the draft rules of the Sharesave Plan in order to obtain HM Renevue & Customs approval; and b) establish such appendices schedules, supplements or further schemes		For	74000	0	0	0

based on Sharesave Plan but modified to take advantage of or to comply with, local tax, exchange control or securities laws in jurisdictions outside in UK, provided that any ordinary shares made available under any such appendices, schedules, supplements or further schemes are treated as counting against the limits and overall participation in the Sharesave Plan

CREDIT SUISSE GROUP
Security:	H3698D419			Meeting Type:		Annual General Meeting
Ticker:				Meeting Date:		30-Apr-2010
ISIN	CH0012138530			Vote Deadline Date:		23-Apr-2010
Agenda	702305649	Management		Total Ballot Shares:		24300
Last Vote Date:	29-Mar-2010
Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1
BLOCKING OF REGISTERED SHARES IS NOT REQUIRED IN THE SWISS MARKET; SPECIFIC POLICIES AT THE INDIVIDUAL SUB-CUSTODIANS MAY VARY. UPON RECEIPT OF THE VOTING INSTRUCTION, IT IS POSSIBLE THAT A MARKER MAY BE PLACED ON YOUR SHARES TO ALLOW FOR RECONCILIATION AND RE-REGISTRATION FOLLOWING A TRADE. IF YOU HAVE CONCERNS REGARDING YOUR ACCOUNTS, PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
			None		Non Voting
2
PLEASE NOTE THAT THIS IS THE PART II OF THE MEETING NOTICE SENT UNDER MEETING 635644, INCLUDING THE AGENDA. TO VOTE IN THE UPCOMING MEETING, YOUR NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR AS BENEFICIAL OWNER BEFORE THE RE-REGISTRATION DEADLINE. PLEASE NOTE THAT THOSE INSTRUCTIONS THAT ARE SUBMITTED AFTER THE CUTOFF DATE WILL BE PROCESSED ON A BEST EFFORT BASIS. THANK YOU.
			None		Non Voting
3	Presentation of the annual report, parent Company's 2009 financial statements, Group's 2009 consolidated financial statements and the 2009 remuneration report		None		Non Voting
4	Consultative vote on the 2009 remuneration report		For	16800	0	0	0
5	Approval of the annual report, parent Company's 2009 financial statements and the Group's 2009 consolidated financial statements		For	16800	0	0	0
6	Discharge of the acts of the Members of the Board of Directors and the Executive Board		For	16800	0	0	0
7	Appropriation of retained earnings		For	16800	0	0	0
8	Amendment of the Articles of Association in line with the new Swiss Federal Intermediated Securities Act		For	16800	0	0	0
9	Re-election Noreen Doyle to the Board of Directors		For	16800	0	0	0
10	Re-election Aziz R.D. Syriani to the Board of Directors		For	16800	0	0	0
11	Re-election David W. Syz to the Board of Directors		For	16800	0	0	0
12	Re-election Peter F. Weibel to the Board of Directors		For	16800	0	0	0
13	Election Jassim Bin Hamad J.J. Al Thani to the Board of Directors		For	16800	0	0	0
14	Election Robert H. Benmosche to the Board of Directors		For	16800	0	0	0
15	Election of the Independent Auditors		For	16800	0	0	0
16	Election of Special Auditors		For	16800	0	0	0
17	PLEASE NOTE THAT THE MANAGEMENT RECOMMENDATION IS DISPLAYING INCORRECTLY FOR THIS RESOLUTION AND MANAGEMENT RECOMMENDS TO VOTE "FOR" THIS AGENDA ITEM NOT "ABSTAIN" If voting or elections takes place on proposals that have not been submitted until the Annual General Meeting itself as defined in Article 700 paragraphs 3 and 4 of the Swiss Code of Obligations, I hereby authorize the independent proxy to vote in favor of the proposal of the Board of Directors.		None	0	0	16800	0

WOODSIDE PETROLEUM LTD
Security:	980228100	Meeting Type:	Annual General Meeting
Ticker:	Meeting Date:	30-Apr-2010
ISIN	AU000000WPL2	Vote Deadline Date:	22-Apr-2010
Agenda	702311313	Management	Total Ballot Shares:	11100
Last Vote Date:	29-Mar-2010
Item	Proposal	Recommendation	For	Against	Abstain	Take No Action
1	To receive and consider the financial report of the Company and the reports of the Directors and Auditor for the YE 31 DEC 2009	None	Non Voting
2	Re-elect Dr. Andrew Jamieson as a Director	For	7700	0	0	0
3	Adopt the remuneration report for the YE 31 DEC 2009	For	7700	0	0	0

ALLIANZ SE, MUENCHEN
Security:	D03080112			Meeting Type:		Annual General Meeting
Ticker:				Meeting Date:		05-May-2010
ISIN	DE0008404005			Vote Deadline Date:		19-Apr-2010
Agenda	702315133	Management		Total Ballot Shares:		3150
Last Vote Date:	20-Apr-2010
Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1
AS A CONDITION OF VOTING, GERMAN MARKET REGULATIONS REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE A CONTROLLING OR PERSONAL INTEREST IN THIS COMPANY. SHOULD EITHER BE THE CASE, PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY. IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL INTEREST, SUBMIT YOUR VOTE AS USUAL THANK YOU
			None		Non Voting
2
The registration for the General Meeting of Shareholders does not result in the shares being blocked. Please contact the relationship manager of your depositary bank to clarify variant procedures in the German market.
			None		Non Voting
3
Presentation of the approved Annual Financial Statements and the approved Consolidated Financial Statements as at December 31, 2009, and of the Management Reports for Allianz SE and for the Group, the Explanatory Reports on the information pursuant to Paragraph 289 (4), Paragraph 315 (4) and Paragraph 289 (5) of the German Commercial Code (Handelsgesetzbuch) as well as the Report of the Supervisory Board for the fiscal year 2009
			None		Non Voting
4	Appropriation of net earnings		For	2150	0	0	0
5	Approval of the actions of the members of the Management Board		For	2150	0	0	0
6	Approval of the actions of the members of the Supervisory Board		For	2150	0	0	0
7	By-election to the Supervisory Board		For	2150	0	0	0
8	Approval of the remuneration system for the Management Board members of Allianz SE		For	2150	0	0	0
9	Creation of an Authorized Capital 2010/I, cancellation of the Authorized Capital 2006/I and corresponding amendment to the Statutes		For	2150	0	0	0
10	Creation of an Authorized Capital 2010/II for the issuance of shares to employees, cancellation of the Authorized Capital 2006/II and corresponding amendment to the Statutes		For	2150	0	0	0
11	Approval of a new authorization to issue bonds carrying conversion and/or option rights as well as convertible participation rights, creation of a Conditional Capital 2010, cancellation of the current authorization to issue bonds carrying conversion and/or option rights, cancellation of the Conditional Capital 2006 and corresponding amendment to the Statutes		For	2150	0	0	0
12	Authorization to acquire treasury shares for trading purposes		For	2150	0	0	0
13	Authorization to acquire and utilize treasury shares for other purposes		For	2150	0	0	0
14	Authorization to use derivatives in connection with the acquisition of treasury shares pursuant to Paragraph 71 (1) no. 8 of the German Stock Corporation Act (Aktiengesetz)		For	2150	0	0	0
15	Approval of control and profit transfer agreement between Allianz SE and Allianz Common Applications and Services GmbH		For	2150	0	0	0
16	Approval of control and profit transfer agreement between Allianz SE and AZ-Argos 45 Vermoegensverwaltungsgesellschaft mbH		For	2150	0	0	0

CRH PLC
Security:	G25508105			Meeting Type:		Annual General Meeting
Ticker:				Meeting Date:		05-May-2010
ISIN	IE0001827041			Vote Deadline Date:		29-Apr-2010
Agenda	702347192	Management		Total Ballot Shares:		8100
Last Vote Date:	20-Apr-2010
Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	Approve to consider the Company s financial statements and the reports of the Directors and the Auditors for the YE 31 DEC 2009		For	5600	0	0	0
2	Approve to declare a dividend on the ordinary shares		For	5600	0	0	0
3	Approve the report on Directors remuneration for the YE 31 DEC 2009		For	5600	0	0	0
4	Re-election of Mr. U-H Felcht as a Director		For	5600	0	0	0
5	Re-election of Mr. DN O'Connor as a Director		For	5600	0	0	0
6	Re-election of Mr. WI O'Mahony as a Director		For	5600	0	0	0
7	Re-election of Mr. JW Kennedy as a Director		For	5600	0	0	0
8	Authorize the Directors to fix the remuneration of the Auditors		For	5600	0	0	0
9	Authorize the Directors, accordance with the powers, provisions and limitations of Article 11 e of the Articles of Association of the Company, be and they are hereby empowered to allot equity securities for cash and in respect of sub-paragraph, thereof up to an aggregate nominal value of EUR 11,868,000; this authority shall expire at the close of the business on the earlier of the date of the AGM in 2011 or 04 AUG 2011		For	5600	0	0	0
10	Authorize the Company to purchase ordinary shares on the market as defined in section 212 of the Companies Act, 1990, in the manner provided for in Article 8A of the Articles of Association of the Company up to a maximum of 10% of the ordinary shares in issue at the date of the passing of this resolution; this authority shall expire at the close of the business on the earlier of the date of the AGM in 2011 or 04 AUG 2011		For	5600	0	0	0
11	Authorize the Company to re-issue treasury shares as defined in section 212 of the Companies Act, 1990, in the manner provided for in Article 8A of the Articles of Association of the Company; this authority shall expire at the close of the business on the earlier of the date of the AGM in 2011 or 4 AUG 2011		For	5600	0	0	0
12	Approve to resolved that the provision in Article 60 a of the Articles of Association of the Company allowing for the convening of EGM by at least 14 clear days notice where such meetings are not convened for the passing of a special resolution shall continue to be effective		For	5600	0	0	0
13
Authorize the Directors of the Company of share option schemes the 2010 Share Option Schemes, the principal features of which are summarized in the circular to shareholders on 31 MAR 2010 that accompanies the notice convening this meeting; i) take all such action or steps including the making of amendments to the 2010 share option schemes and the rules thereof as may be necessary to obtain the approval of the relevant revenue authorities for the said schemes; ii) establish schemes in the other jurisdictions similar in substance in the schemes but modified to take account of local tax, exchange control or securities laws in overseas territories, provided that any shares made available under any scheme will be treated as counting towards any limits on individual or overall participation in the 2010 share option schemes
			For	5600	0	0	0
14
Authorize the Directors of the Company of savings-related share option schemes the 2010 Savings-Related Share Option Schemes , the principal features of which are summarized in the circular to shareholders on 31 MAR 2010 that accompanies the notice convening this meeting; i) take all such action or steps including the making of amendments to the 2010 savings-related share option schemes and the rules thereof as may be necessary to obtain the approval of the relevant revenue authorities for the said schemes; ii) establish schemes in the other jurisdictions similar in substance to the 2010 savings-related share option schemes but modified to take account of local tax, exchange control or securities laws in overseas territories, provided that any shares made available under any such scheme will be treated as counting towards any limits on individual or overall participation in the 2010 savings-related share option schemes
			For	5600	0	0	0
15
Authorize the Articles of Association of the Company, deleting the definition of the Acts and replacing it with the following definition as specified; deleting Article 60 a and replacing it with the following new Article 60 a as specified; deleting Article 61and replacing it with the following new Article 61 as specified; deleting the existing Article 70 as specified; inserting the following new Articles 71 and 73 as specified; deleting the existing Article 72 and replacing it with the following new Article 74; the renumbering of the Articles of Association and all cross references therein to reflect the amendments provided as specified
			For	5600	0	0	0

DAIRY FARM INTERNATIONAL HOLDINGS LTD (BERMUDAS)
Security:	G2624N153			Meeting Type:		Annual General Meeting
Ticker:				Meeting Date:		05-May-2010
ISIN	BMG2624N1535			Vote Deadline Date:		23-Apr-2010
Agenda	702325956	Management		Total Ballot Shares:		71100
Last Vote Date:	20-Apr-2010
Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	Receive the financial statements for 2009 and declare a final dividend		For	48600	0	0	0
2	Re-election of Ronald J Floto as a Director		For	48600	0	0	0
3	Re-election of George J Ho as a Director		For	48600	0	0	0
4	Re-election of Michael Kok as a Director		For	48600	0	0	0
5	Re-election of Giles White as a Director		For	48600	0	0	0
6	Re-appointment of Auditors and authorize the Directors to fix their remuneration		For	48600	0	0	0
7	Approve to renew the general mandate to the Directors to issue new shares		For	48600	0	0	0
8	Approve to renew the general mandate to the Directors to purchase the company shares		For	48600	0	0	0
9
PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT OF CONSERVATIVE RECORD DATE. IF YOU HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK YOU.
			None		Non Voting

L'AIR LIQUIDE, PARIS
Security:	F01764103			Meeting Type:		MIX
Ticker:				Meeting Date:		05-May-2010
ISIN	FR0000120073			Vote Deadline Date:		22-Apr-2010
Agenda	702248851	Management		Total Ballot Shares:		5123
Last Vote Date:	29-Mar-2010
Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1
French Resident Shareowners must complete, sign and forward the Proxy Card directly to the sub custodian. Please contact your Client Service Representative to obtain the necessary card, account details and directions. The following applies to Non-Resident Shareowners: Proxy Cards: Voting instructions will be forwarded to the Global Custodians that have become Registered Intermediaries, on the Vote Deadline Date. In capacity as Registered Intermediary, the Global Custodian will sign the Proxy Card and forward to the local custodian. If you are unsure whether your Global Custodian acts as Registered Intermediary, please contact your representative
			None		Non Voting
2	PLEASE NOTE IN THE FRENCH MARKET THAT THE ONLY VALID VOTE OPTIONS ARE "FOR" AND "AGAINST" A VOTE OF "ABSTAIN" WILL BE TREATED AS AN "AGAINST" VOTE.		None		Non Voting
3	PLEASE NOTE THAT IMPORTANT ADDITIONAL MEETING INFORMATION IS AVAILABLE BY CLICKING ON THE MATERIAL URL LINK: https://balo.journal- officiel.gouv.fr/pdf/2010/0217/201002171000336.pdf		None		Non Voting
4	Approve the accounts for FY 2009		For	5100	0	0	0
5	Approve the consolidated accounts for FY 2009		For	5100	0	0	0
6	Approve the allocation of the result for FY 2009: setting of the dividend		For	5100	0	0	0
7	Authorize the Board of Directors for 18 months to enable the Company to Trade in its own share		For	5100	0	0	0
8	Approve the renewal of Mrs. Beatrice Majnoni D'intignano's appointment as a Director)		For	5100	0	0	0
9	Approve the renewal of Mr. Benoit Potier's appointment as a Director		For	5100	0	0	0
10	Approve the renewal of Mr. Paul Skinner's appointment as a Director		For	5100	0	0	0
11	Appointment of Mr. Jean-Paul Agon as a Director		For	5100	0	0	0
12	Approve the agreements regulated by Articles L.225-38 et seq. of the Code De Commerce and of the special report by the statutory Auditors regarding Mr. Benoit Potier		For	5100	0	0	0
13	Approve the agreements regulated by Articles L.225-38 et seq. of the Code De Commerce and of the special report by the statutory Auditors regarding Mr. Pierre Dufour		For	5100	0	0	0
14	Appointment of Ernst & Young and other Statutory Auditor		For	5100	0	0	0
15	Appointment of the renewal of Mazars' appointment as the Statutory Auditor		For	5100	0	0	0
16	Appointment of Auditex as stand-by Auditor		For	5100	0	0	0
17	Approve the renewal of Mr. Patrick De Cambourg's appointment as stand-by Auditor		For	5100	0	0	0
18	Authorize the Board of Directors for 2 years to reduce the authorized capital by cancelling shares held by the Company itself		For	5100	0	0	0
19	Authorize the Board of Directors for 38 months to grant to Employees and/or Executive Directors options to subscribe to or purchase shares		For	5100	0	0	0
20	Authorize the Board of Directors for 38 months to award existing shares or to issue shares to Employees and/or Executive Directors of the group or to some of them		For	5100	0	0	0
21	Authorize the Board of Directors for 18 months to issue share subscription warrants free of charge in the event of a public offer on the Company		For	5100	0	0	0
22	Authorize the Board of Directors for 26 months to increase the authorised capital by incorporation of bonuses, reserves, profits or other funds in order to award free shares to shareholders and/or increase the face value of existing shares, up to a maximum amount of 250 million euros		For	5100	0	0	0
23	Authorize the Board of Directors for 26 months to make capital increases reserved for Members of a Corporate or Group Personal Equity Plan		For	5100	0	0	0
24	Authorize the Board of Directors for 18 months to make capital increases reserved for one category of beneficiaries		For	5100	0	0	0
25	Grant powers for the formalities		For	5100	0	0	0
26
PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE IN TEXT OF RESOLUTION 11. IF YOU HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK YOU.
			None		Non Voting

LAFARGE SA, PARIS
Security:	F54432111			Meeting Type:		Ordinary General Meeting
Ticker:				Meeting Date:		06-May-2010
ISIN	FR0000120537			Vote Deadline Date:		23-Apr-2010
Agenda	702338193	Management		Total Ballot Shares:		5250
Last Vote Date:	20-Apr-2010
Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	PLEASE NOTE IN THE FRENCH MARKET THAT THE ONLY VALID VOTE OPTIONS ARE "FOR" AND "AGAINST" A VOTE OF "ABSTAIN" WILL BE TREATED AS AN "AGAINST" VOTE.		None		Non Voting
2
French Resident Shareowners must complete, sign and forward the Proxy Card directly to the sub custodian. Please contact your Client Service Representative to obtain the necessary card, account details and directions. The following applies to Non-Resident Shareowners: Proxy Cards: Voting instructions will be forwarded to the Global Custodians that have become Registered Intermediaries, on the Vote Deadline Date. In capacity as Registered Intermediary, the Global Custodian will sign the Proxy Card and forward to the local custodian. If you are unsure whether your Global Custodian acts as Registered Intermediary, please contact your representative
			None		Non Voting
3
PLEASE NOTE THAT IMPORTANT ADDITIONAL MEETING INFORMATION IS AVAILABLE BY CLICKING ON THE MATERIAL URL LINK: https://balo.journal- officiel.gouv.fr/pdf/2010/0329/201003291000904.pdf AND https://balo.journal- officiel.gouv.fr/pdf/2010/0421/201004211001451.pdf
			None		Non Voting
4	Approve the annual accounts and transactions for FY 2009		For	5250	0	0	0
5	Approve of the consolidated accounts and transactions for FY 2009		For	5250	0	0	0
6	Approve the allocation of the result and setting of the dividend		For	5250	0	0	0
7	Approve the regulated agreements		For	5250	0	0	0
8	Appointment of Mrs. Colette Lewiner as a Director		For	5250	0	0	0
9	Appointment of Mrs. Veronique Weill as a Director		For	5250	0	0	0
10	Approve the Directors' attendance fees		For	5250	0	0	0
11	Authorize the Company to buy and sell its own shares		For	5250	0	0	0
12	Grant powers for the required formalities		For	5250	0	0	0
13
PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT OF ADDITIONAL URL LINK. IF YOU HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK YOU.
			None		Non Voting

UNILEVER N V
Security:	N8981F271			Meeting Type:		Annual General Meeting
Ticker:				Meeting Date:		11-May-2010
ISIN	NL0000009355			Vote Deadline Date:		30-Apr-2010
Agenda	702335046	Management		Total Ballot Shares:		29330
Last Vote Date:	20-Apr-2010
Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1
Consideration of the annual report for the 2009 financial year submitted by the Board of Directors, including the Dutch Corporate Governance Code and the Directors' remuneration report of the Remuneration Committee; consideration of the way in which Unilever applies the Dutch Corporate Governance Code
			None		Non Voting
2	Adoption of the Annual Accounts and appropriation of the profit for the 2009 financial year: it is proposed that: (i) the annual accounts for the 2009 financial year drawn up by the Board of Directors be adopted; and (ii) the profit for the 2009 financial year be appropriated for addition to the balance sheet item "Profit retained" EUR 1,287,000,000		For	29330	0	0	0
3	Discharge of Executive Directors: it is proposed that the Executive Directors in office in the 2009 financial year be discharged for the fulfillment of their task in the 2009 financial year		For	29330	0	0	0
4	Discharge of Non-Executive Directors: it is proposed that the Non-Executive Directors in office in the 2009 financial year be discharged for the fulfillment of their task in the 2009 financial year		For	29330	0	0	0
5	To re-appoint Mr. P G J M Polman as an Executive Director		For	29330	0	0	0
6	To appoint Mr. R J-M S Huet as an Executive Director		For	29330	0	0	0
7	To re-appoint Professor L O Fresco as a Non-Executive Director		For	29330	0	0	0
8	To re-appoint Ms. A M Fudge as a Non-Executive Director		For	29330	0	0	0
9	To re-appoint Mr. C E Golden as a Non-Executive Director		For	29330	0	0	0
10	To re-appoint Dr. B E Grote as a Non-Executive Director		For	29330	0	0	0
11	To re-appoint Ms. H Nyasulu as a Non-Executive Director		For	29330	0	0	0
12	To re-appoint Mr. K J Storm as a Non-Executive Director		For	29330	0	0	0
13	To re-appoint Mr. M Treschow as a Non-Executive Director		For	29330	0	0	0
14	To re-appoint Mr. J van der Veer as a Non-Executive Director		For	29330	0	0	0
15	To re-appoint Mr. P Walsh as a Non-Executive Director		For	29330	0	0	0
16	To appoint The Rt Hon Sir Malcolm Rifkind MP as a Non- Executive Director		For	29330	0	0	0
17	To approve the Management Co-Investment Plan		For	29330	0	0	0
18	To approve the amendment to the performance conditions of the annual bonus for Executive Directors		For	29330	0	0	0
19	To approve the amendments to the performance conditions of the long-term incentive arrangements		For	29330	0	0	0
20
It is proposed by the Board of Directors that: (i) the Articles of Association of the Company be amended and the Company's capital be reduced in conformity with the draft prepared by De Brauw Blackstone Westbroek N.V., dated 31 March 2010; and (ii) in connection with this amendment of the Articles of Association, any and all Directors of the Company, any and all Company Secretaries and Deputy Secretaries and any and all lawyers practicing with De Brauw Blackstone Westbroek N.V. be authorized to apply for the required ministerial declaration of no-objection and to execute the notarial deed of amendment to the Articles of Association
			For	29330	0	0	0
21
The Board of Directors be authorized, in accordance with Article 98 of Book 2 of the Netherlands Civil Code, for the period running from 11 May 2010 until 11 November 2011 to cause the Company to purchase, either through purchase on a stock exchange or otherwise, any and all of its own 6% cumulative preference shares and 7% cumulative preference shares (and depositary receipt thereof) on the following terms: (i) the purchase price, excluding expenses and interest, for each 6% cumulative preference share (each in the form of one share or ten sub-shares) is not lower than EUR 0.01 (one eurocent) and not higher than EUR 575.50 plus a compensation for accrued dividend (in relation to the relevant financial year) until the date of repurchase; and (ii) the purchase price, excluding expenses and interest, for each 7% cumulative preference share (each in the form of one share or ten sub-shares or depositary receipts thereof) is not lower than EUR 0.01 (one eurocent) and not higher than EUR 671.40 plus a compensation for accrued dividend (in relation to the relevant financial year) until the date of repurchase
			For	29330	0	0	0
22
To authorize the Board of Directors, in accordance with Article 98 of Book 2 of the Netherlands Civil Code, for the period running from 11 May 2010 until 11 November 2011 to cause the Company to purchase, either through purchase on a stock exchange or otherwise, its own ordinary shares or depositary receipts thereof with a maximum of 10% of the issued share capital as shown in the annual accounts for the financial year 2009 at a purchase price per share or depositary receipt thereof, excluding expenses, not lower than EUR 0.01 (one eurocent) and not higher than 10% above the average of the closing price of the shares on the NYSE Euronext stock exchange in Amsterdam for the five business days before the day on which the purchase is made
			For	29330	0	0	0
23
To reduce the issued share capital through cancellation of ordinary shares and depositary receipts thereof; the purpose of the reduction is to create flexibility with respect to the Company's capital structure; it is restricted to a maximum of 10% of the issued share capital as shown in the annual accounts for the financial year 2009; only ordinary shares held by the Company or for which the Company holds depositary receipts may be cancelled; shares that the Company holds in treasury for hedging share (option) plans will not be cancelled; the number of shares that will be cancelled following this resolution will be determined by the Board of Directors; each time the amount of the capital reduction will be stated in the resolution of the Board of Directors that shall be filed at the Chamber of Commerce in Rotterdam
			For	29330	0	0	0
24
Renewal of this authority is sought at the AGM each year; it is proposed to designate the Board of Directors as the Company Body, in accordance with Articles 96 and 96a of Book 2 of the Netherlands Civil Code to resolve to issue, or to grant rights to subscribe for, shares not yet issued and to restrict or exclude the statutory pre-emption rights that accrue to shareholders upon issue of shares, on the understanding that this authority is limited to 10% of the issued share capital of the Company, plus an additional 10% of the issued share capital of the Company in connection with or on the occasion of mergers and acquisitions; there is no current intention to use this authority; the authority sought from the AGM is for the period running from 11 May 2010 until 11 November 2011
			For	29330	0	0	0
25	Pursuant to Article 34, paragraph 3, of the Articles of Association, Auditors charged with the auditing of the annual accounts for the current financial year are to be appointed each year; it is proposed that, in accordance with Article 393 of Book 2 of the Netherlands Civil Code, PricewaterhouseCoopers Accountants N.V. be appointed to audit the annual accounts for the 2010 financial year		For	29330	0	0	0
26	Questions and close of Meeting		None		Non Voting
27	PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING AT THIS GENERAL MEETING ARE RELAXED AS THERE IS A REGISTRATION DEADLINE / RECORD DATE ASSOCIATED WITH THIS MEETING. THANK YOU.		None		Non Voting

BG GROUP PLC
Security:	G1245Z108			Meeting Type:		Annual General Meeting
Ticker:				Meeting Date:		12-May-2010
ISIN	GB0008762899			Vote Deadline Date:		06-May-2010
Agenda	702320374	Management		Total Ballot Shares:		9300
Last Vote Date:	05-Apr-2010
Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	Receive the accounts and reports of the Directors and the Auditors for the YE 31 DEC 2009		For	6400	0	0	0
2	Approve the remuneration report of the BG Group plc annual report and accounts for the YE 31 DEC 2009		For	6400	0	0	0
3	Declare a final dividend in respect of the YE 31 DEC 2009 of 6.73 pence per ordinary share payable on 21 MAY 2010 to holders of ordinary shares on the register of shareholders of the Company at the close of business on 16 APR 2010		For	6400	0	0	0
4	Election of Mark Seligman as a Director of the Company		For	6400	0	0	0
5	Re-elect Peter Backhouse as a Director of the Company, who retires by rotation		For	6400	0	0	0
6	Re-elect Lord Sharman as a Director of the Company, who retires by rotation		For	6400	0	0	0
7	Re-elect Philippe Varin, as a Director of the Company, who retires by rotation		For	6400	0	0	0
8	Re-appoint PricewaterhouseCoopers LLP as the Auditors of the Company, to hold office until the conclusion of the next general meeting at which accounts are laid before the Company		For	6400	0	0	0
9	Authorize the Audit Committee to approve the remuneration of the Auditors		For	6400	0	0	0
10	Authorize the Company, with Sections 366 and 367 of the Companies Act 2006 [the "Act"], and all Companies which are subsidiaries of the Company during the period when this resolution has effect to; make political donations to political parties or independent election candidates up to a total aggregate amount of GBP15,000; make political donations to political organisations other than political parties up to a total aggregate amount of GBP 15,000; and incur political expenditure up to a total aggregate amount of GBP 20,000; [Authority expires at the conclusion of the next AGM of the		For	6400	0	0	0

Company]; provided that, in any event, the total aggregate amount of all political donations and political expenditure incurred by the Company and its subsidiaries in such period shall not exceed GBP 50,000; for the purposes of this resolution, 'political donations', 'political organisations', 'political parties' and 'political expenditure' shall have the meanings given to them in Sections 363 to 365 of the Act

11
Authorize the Directors in accordance with Section 551 of the Act to exercise all the powers of the Company to allot shares in the Company and to grant rights to subscribe for, or to convert any security into, shares in the Company ["Rights"]; up to an aggregate nominal amount of GBP 115,641,305; and up to a further aggregate nominal amount of 112,536,365 provided that [i] they are equity securities [within the meaning of Section 560[1] of the Act], and [ii] they are offered by way of a rights issue to holders of ordinary shares on the register of Members at such record date as the Directors may determine where the equity securities respectively attributable to the interests of the ordinary shareholders are proportionate [as nearly as may be practicable] to the respective numbers of ordinary shares held or deemed to be held by them on any such record date end to other holders of equity securities entitled to participate therein, subject to such exclusions or other arrangements as the Directors may deem necessary or expedient to deal with treasury shares, fractional entitlements or legal or practical problems arising under the laws of any overseas territory or the requirements of any regulatory body or stock exchange or by virtue of shares being represented by depositary receipts or any other matter; [Authority expires at the conclusion of the next AGM of the Company]; the Directors shall be entitled to make offers or agreements before the expiry of such authority which would or might require shares to be allotted or Rights to be granted after such expiry and the Directors shall be entitled to allot shares and grant Rights pursuant to any such offer or agreement as if this authority had not expired; and all unexercised authorities previously granted to the Directors to allot shares and grant Rights be and are hereby revoked
			For	6400	0	0	0
12
Authorize the Directors, pursuant to Sections 570 and 573 of the Act to allot equity securities [within the meaning of Section 560 of the Act] for cash either pursuant to the authority conferred by Resolution 11 above or by way of a sale of treasury shares as if Section 561[1] of the Act did not apply to any such allotment provided that this power shall be limited to: the allotment of equity securities in connection with an offer of securities [but in the case of the authority granted under paragraph II of the Resolution 11 by way of a rights issue only] in favour of the holders of ordinary shares on the register of Members at such record date as the Directors may determine and other persons entitled to participate therein, where the equity securities respectively attributable to the interests of the ordinary shareholders are proportionate [as nearly as may be practicable] to the respective number of ordinary shares held or deemed to be held by them on any such record date, subject to such exclusions or other arrangements as the Directors may deem necessary or expedient to deal with treasury shares, fractional entitlements or legal or practical problems arising under the laws of any overseas territory or the requirements of any regulatory body or stock exchange or by virtue of shares being represented by depositary receipts or any other matter; and the allotment [otherwise than pursuant to sub-paragraph I of this Resolution 12] to any person or persons of equity securities up to an aggregate nominal amount of GBP16,880,454; and shall expire upon the expiry of the general authority conferred by Resolution 11 above, the Directors shall be entitled to make offers or agreements before the expiry of such power which would or might require equity securities to be allotted after such expiry and the Directors shall be entitled to allot equity securities pursuant to any such offer or agreement as if the power conferred hereby had not expired
			For	6400	0	0	0
13
Authorize the Company to make market purchases [within the meaning of Section 693[4] of the Act] of ordinary shares of 10 pence each of the Company on such terms and in such manner as the Directors may from time to time determine, provided that: the maximum number of ordinary shares hereby authorized to be acquired is 337,609,096 representing approximately 10% of the issued ordinary share capital of the Company as at 10 MAR 2010; the minimum price that may be paid for any such ordinary share is 10 pence, the nominal value of that share; the maximum price that may be paid for any such ordinary share is an
			For	6400	0	0	0

amount equal to 105% of the average of the middle market quotations for an ordinary share in the Company as derived from the London Stock Exchange Daily Official List for the five business days immediately preceding the day on which such ordinary share is contracted to be purchased; [Authority expires at the conclusion of the next AGM of the Company]; and the Company may make a contract to purchase its ordinary shares under the authority hereby conferred prior to the expiry of such authority, which contract will or may be executed wholly or partly after the expiry of such authority, and may purchase its ordinary shares in pursuance of any such contract

14	Approve the general meeting, other than an AGM, may be called on not less than 14 clear days' notice		For	6400	0	0	0
15	Approve and adopt, with effect from the conclusion of the AGM, the Articles of Association contained in the document produced to the Meeting and signed by the Chairman for the purposes of identification as the new Articles of Association of the Company in substitution for, and to the exclusion of, the Articles of Association of the Company in effect immediately prior to that time		For	6400	0	0	0

BNP PARIBAS
Security:	F1058Q238			Meeting Type:		MIX
Ticker:				Meeting Date:		12-May-2010
ISIN	FR0000131104			Vote Deadline Date:		29-Apr-2010
Agenda	702345770	Management		Total Ballot Shares:		13060
Last Vote Date:	20-Apr-2010
Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	PLEASE NOTE IN THE FRENCH MARKET THAT THE ONLY VALID VOTE OPTIONS ARE "FOR" AND "AGAINST" A VOTE OF "ABSTAIN" WILL BE TREATED AS AN "AGAINST" VOTE.		None		Non Voting
2
French Resident Shareowners must complete, sign and forward the Proxy Card directly to the sub custodian. Please contact your Client Service Representative to obtain the necessary card, account details and directions. The following applies to Non-Resident Shareowners: Proxy Cards: Voting instructions will be forwarded to the Global Custodians that have become Registered Intermediaries, on the Vote Deadline Date. In capacity as Registered Intermediary, the Global Custodian will sign the Proxy Card and forward to the local custodian. If you are unsure whether your Global Custodian acts as Registered Intermediary, please contact your representative
			None		Non Voting
3
PLEASE NOTE THAT IMPORTANT ADDITIONAL MEETING INFORMATION IS AVAILABLE BY CLICKING ON THE MATERIAL URL LINK: https://balo.journal- officiel.gouv.fr/pdf/2010/0310/201003101000643.pdf: https://balo.journal- officiel.gouv.fr/pdf/2010/0407/201004071001050.pdf:
			None		Non Voting
4	Approve the balance sheet and the consolidated financial statements for the FYE on 31 DEC 2009		For	13000	0	0	0
5	Approve the balance sheet and the financial statements for the FYE on 31 DEC 2009		For	13000	0	0	0
6	Approve the allocation of income for the FYE on 31 DEC 2009 and distribution of the dividend		For	13000	0	0	0
7	Approve the Statutory Auditors' special report on the Agreements and Undertakings pursuant to Articles L.225-38 et seq. of the Commercial Code, including those concluded between a Company and its corporate officers, but also between companies of a group and mutual leaders of the Company		For	13000	0	0	0
8	Authorize the BNP Paribas to repurchase its own shares		For	13000	0	0	0
9	Approve the renewal of Mr. Louis Schweitzer's term as Board member		For	13000	0	0	0
10	Appointment of Mr. Michel Tilmant as Board member		For	13000	0	0	0
11	Appointment of Mr. Emiel Van Broekhoven as Board member		For	13000	0	0	0
12	Appointment of Mrs. Meglena Kuneva as Board member		For	13000	0	0	0
13	Appointment of Mr. Jean-Laurent Bonnafe as Board Member		For	13000	0	0	0
14	Approve the setting the amount of attendances allowances		For	13000	0	0	0
15	Approve the issuance, with preferential subscription rights, of common shares and securities giving access to the capital or entitling to allocation of debt securities		For	13000	0	0	0
16	Approve the issuance, with cancellation of preferential subscription rights, of common shares and securities giving access to the capital or entitling to allocation of debt securities		For	13000	0	0	0
17	Approve the issuance, with cancellation of preferential subscription rights, of common shares and securities giving access to the capital in order to remunerate for securities provided under public exchange offers		For	13000	0	0	0
18	Approve the issuance, with cancellation of preferential subscription rights, of common shares in order to remunerate for contributions of unlisted securities within the limit of 10% of the capital		For	13000	0	0	0
19	Authorize the overall limitation for issuance with cancellation of preferential subscription rights		For	13000	0	0	0
20	Grant authority for the capital increase by incorporation of reserves or profits, issuance premiums or contribution		For	13000	0	0	0
21	Approve the overall limitation for issuance with or without preferential subscription rights		For	13000	0	0	0
22	Authorize the Board of Directors to carry out transactions reserved for Members of the Company Saving Plan of BNP Paribas Group, which may take the form of capital increases and/or sales or transfers of reserved securities		For	13000	0	0	0
23	Authorize the Board of Directors to reduce the capital by cancellation of shares		For	13000	0	0	0
24	Approve the merger absorption of Fortis Banque France by BNP Paribas; consequential increase of the share capital		For	13000	0	0	0
25	Amend the Statutes consequential to the repurchase of preferred shares		For	13000	0	0	0
26	Authorize the powers for the formalities		For	13000	0	0	0

IRISH LIFE & PERMANENT GROUP HOLDINGS PLC
Security:	G4945K108			Meeting Type:		Annual General Meeting
Ticker:				Meeting Date:		14-May-2010
ISIN	IE00B59NXW72			Vote Deadline Date:		06-May-2010
Agenda	702370228	Management		Total Ballot Shares:		45700
Last Vote Date:	03-May-2010
Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	Receive the accounts and reports		For	31500	0	0	0
2	Receive the Directors report on remuneration		For	31500	0	0	0
3	Re-appoint Gillian Bowler as a Director		For	31500	0	0	0
4	Re-appoint Breffni Byrne as a Director		For	31500	0	0	0
5	Re-appoint Bernard Collins as a Director		For	31500	0	0	0
6	Re-appoint Danuta Gray as a Director		For	31500	0	0	0
7	Re-appoint Margaret Hayes as a Director		For	31500	0	0	0
8	Re-appoint Roy Keenan as a Director		For	31500	0	0	0
9	Re-appoint Ray Macsharry as a Director		For	31500	0	0	0
10	Re-appoint David Mccarthy as a Director		For	31500	0	0	0
11	Re-appoint Kevin Murphy as a Director		For	31500	0	0	0
12	Re-appoint Pat Ryan as a Director		For	31500	0	0	0
13	Authorize the Directors to determine the remuneration of the Auditors		For	31500	0	0	0
14	Approve to renew the authority of the Directors to allot relevant securities		For	31500	0	0	0
15	Authorize the Directors to disapply statutory pre-emption rights		For	31500	0	0	0
16	Approve to allow general meeting of the Company to be called on not less than 14 clear day's notice		For	31500	0	0	0

DEUTSCHE BANK AG, FRANKFURT AM MAIN
Security:	D18190898			Meeting Type:		Annual General Meeting
Ticker:				Meeting Date:		27-May-2010
ISIN	DE0005140008			Vote Deadline Date:		13-May-2010
Agenda	702344641	Management		Total Ballot Shares:		11700
Last Vote Date:	20-Apr-2010
Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1
AS A CONDITION OF VOTING, GERMAN MARKET REGULATIONS REQUIRE THAT YOU DISCLOSE WHETHER YOU HAVE A CONTROLLING OR PERSONAL INTEREST IN THIS COMPANY. SHOULD EITHER BE THE CASE, PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE SO THAT WE MAY LODGE YOUR INSTRUCTIONS ACCORDINGLY. IF YOU DO NOT HAVE A CONTROLLING OR PERSONAL INTEREST, SUBMIT YOUR VOTE AS NORMAL. THANK YOU
			None		Non Voting
2
PLEASE NOTE THAT THESE SHARES MAY BE BLOCKED DEPENDING ON SOME SUBCUSTODIANS' PROCESSING IN THE MARKET. PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION FOR YOUR ACCOUNTS.
			None		Non Voting
3
Presentation of the financial statements and annual report for the 2009 financial year with the report of the Supervisory Board, the group financial statements and annual report, and the report pursuant to Sections 289(4) and 315(4) of the German Commercial Code
			None		Non Voting
4	Resolution on the appropriation of the distributable profit of EUR 793,413,523.95 as follows: Payment of a dividend of EUR 0.75 per share EUR 327,769,262.70 shall be carried forward Ex-dividend and payable date: 28 MAY 2010		For	8000	0	0	0
5	Ratification of the acts of the Board of Managing Directors		For	8000	0	0	0
6	Ratification of the acts of the Supervisory Board		For	8000	0	0	0
7	Appointment of Auditors for the 2010 FY KPMG AG, Frankfurt		For	8000	0	0	0
8	Renewal of the authorization to acquire own shares for trading purposes the Company shall be authorized to acquire and sell own shares, at prices not deviating more than 10% from the market price of the shares, on or before 30 NOV 2014; the trading portfolio shall not exceed 5% of the Company's share capital at the end of any given day		For	8000	0	0	0
9	Authorization to acquire own shares for purposes other than trading The Company shall be authorized to acquire own shares of up to 10% of its share capital, at prices not deviating more than 10% from the market price of the shares, on or before 30 NOV 2014 the Board of Managing Directors shall be authorized to sell the shares on the stock exchange or to offer them to all shareholders, to use the shares for acquisition purposes, to use the shares as employee shares, to offer the shares to third parties at a price not materially below their market price, and to retire the shares		For	8000	0	0	0
10	Authorization to use derivatives within the scope of the acquisition of own shares the Company shall be authorized to use put or call options and forward contracts for the purpose of acquiring own shares as per item 7		For	8000	0	0	0
11	Approval of the compensation system for the Board of Managing Directors as described in the compensation report to be presented under item 1		For	8000	0	0	0
12
Amendments to the articles of association in connection with the Shareholder Right Directive Implementation Law [ARUG] a) Section 17(4) shall be appended in respect of the Board of Managing Directors being authorized to allow shareholders to participate in the shareholders' meeting by electronic means [online] b) Section 17(5) shall be appended in respect of the Board of Managing Directors being authorized to allow shareholders to exercise their voting rights in writing or electronically [absentee voting] c) Section18(3) shall be amended in respect of the Company being able to facilitate proxy voting at shareholders' meetings
			For	8000	0	0	0
13	Authorization to issue warrant or convertible bonds or profit- sharing certificates, the creation of contingent capital, and the corresponding amendments to the Articles of Association the Board of Managing Directors shall be authorized, with the consent of the Supervisory Board, to issue bearer or registered bonds or profit-sharing certificates of up to EUR 9 billion, conferring a conversion or option right for new shares of the Company, on or before 30 APR 2015; shareholders shall be granted subscription rights, except for the issue of bonds or profit-sharing		For	8000	0	0	0

certificates at a price not materially below their theoretical market value, for residual amounts, and for the granting of such rights to holders of conversion or option rights; the share capital shall be increased accordingly by up to EUR 230,400,000 through the issue of up to 90,000,000 new registered shares, insofar as conversion and/or option rights are exercised

14	Approval of amendments to the control and profit transfer agreements, or simple profit transfer agreements, with the following of the Company's wholly owned subsidiaries, in accordance with the accounting law modernisation act: a) Deutsche Bank Private- Und Geschaeftskunden Ag; b) Schiffsbetriebsgesellschaft Brunswik Mbh; c) Deutsche Immobilien Leasing Gmbh; d) Deutsche Stiftungstrust Gmbh; e) Db Export-Leasing Gmbh; f) Db Capital Markets [Deutschland) Gmbh; g) Rreef Management Gmbh; h) Nordwestdeutscher Wohnungsbautraeger Gmbh		For	8000	0	0	0
15	Approval of the newly concluded control and profit transfer agreem ents with the following of the Company's wholly owned subsidiaries: a) Db Beteiligungs-Holding Gmbh; b) Db Finanz-Holding Gmbh		For	8000	0	0	0

TELEFONICA SA, MADRID
Security:	879382109			Meeting Type:		Annual General Meeting
Ticker:				Meeting Date:		02-Jun-2010
ISIN	ES0178430E18			Vote Deadline Date:		25-May-2010
Agenda	702403875	Management		Total Ballot Shares:		30700
Last Vote Date:	03-May-2010
Item	Proposal		Recommendation	For	Against	Abstain	Take No Action
1	Approve the individual annual accounts, the consolidated financial statements [consolidate annual accounts] and the management report of Telefonica, S.A and of its consolidated group of Companies, as well as of the proposed allocation of the profit/losses of Telefonica, S.A and the management of its Board of Directors, all with respect in fiscal year 2009		For	21300	0	0	0
2	Approve the Compensation of shareholders, distribution of a dividend to be charged to unrestricted reserves		For	21300	0	0	0
3	Authorize the acquisition of the Company's own shares, directly or through Companies of the Group		For	21300	0	0	0
4	Authorize the Board of Directors to issue debentures, bonds, notes and other fixed-income securities, be they simple, exchangeable and or convertible, granting the Board in the last case, the power to exclude the pre-emptive rights of share holders, as well as the power to issue preferred shares and the power to guarantee issuances by the Companies of the Group		For	21300	0	0	0
5	Re-elect the Auditor for FY 2010		For	21300	0	0	0
6	Approve the delegation of powers to formalize, interpret, correct and implement the resolutions adopted by the general shareholder' meeting		For	21300	0	0	0
7
PLEASE NOTE IN THE EVENT THE MEETING DOES NOT REACH QUORUM, THERE WILL BE A SECOND CALL ON 03 JUN 2010. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS WILL REMAIN VALID FOR ALL CALLS UNLESS THE AGENDA IS AMENDED. THANK YOU.
			None		Non Voting
8
PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT OF ACTUAL RECORD DATE AND SECOND CALL DATE. IF YOU HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK YOU.
			None		Non Voting

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Cheswold Lane Asset Management

/s/ Eric F. Scharpf
Eric F. Scharpf
President
August 13, 2010